                             MICROSOFT CORPORATION
                               1995/1996 CHANNEL
                                   AGREEMENT

This Microsoft Corporation 1995/1996 Channel Agreement ("Agreement") is entered into as of the 1st day of July, 1995 between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052-6399 and EGGHEAD SOFTWARE ("CUSTOMER") having its principal place of business at 22011 SE 51st Street, Issaquah, WA 98027.

1.  DEFINITIONS

All capitalized terms included in this Agreement are as defined in Schedule A attached hereto.

2.  TERM OF AGREEMENT

   2.1  TERM

This Agreement shall take effect on the date indicated above and shall continue until June 30, 1996.

   2.2  TERMINATION

Either MS or CUSTOMER may terminate this Agreement and/or any amendment hereto at any time, with or without cause, upon thirty (30) days prior written notice. Neither party shall be responsible to the other for any costs or damages resulting from the termination of this Agreement. Rights to payment of money which have accrued prior to termination shall survive termination. Any Product acquired by CUSTOMER pursuant to this Agreement which is in its possession as of the termination of this Agreement shall be distributed by CUSTOMER subject to the restrictions in this Agreement, or may be returned to MS only within sixty
(60) days of termination as authorized herein. CUSTOMER shall make a final report to MS within ninety (90) days of termination of this Agreement. Termination of this Agreement shall automatically terminate any amendments hereto.

3.  CUSTOMER OBLIGATIONS

   3.1  FINANCIAL STATEMENT

CUSTOMER will provide to MS' credit management, quarterly Financial Statements within forty-five (45) days after the end of each calendar quarter. CUSTOMER Financial Statements will be used by MS' credit department solely for the purpose of establishing and reviewing CUSTOMER's credit. Financial Statements should be forwarded to attn. Credit Manager, Finance, Microsoft, One Microsoft Way, Redmond, WA 98052-6399.

   3.2  NO OTHER PRODUCT WARRANTIES BY CUSTOMER

Neither CUSTOMER nor any of its employees or agents shall have any right to make any other warranties or promises for the use of Product which are not contained in the written warranty document accompanying the Product. CUSTOMER may, however, make representations and give instructions for the use of the Product which are contained on the Product label or container, or End User documentation provided with the manual or MS product literature denoted by a MS part number or authorized in writing by MS.

   3.3  NO ALTERATIONS OF PRODUCT

CUSTOMER shall not alter the Product or Product packaging, and shall have no authority to make copies of MS diskettes or documentation. CUSTOMER shall distribute Product to its customers in unopened packages as shipped by MS.

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

   3.4  USE OF TRADEMARKS

The appropriate trademark symbol (either "-TM-" or "-Registered Trademark-" in a superscript following the Product name) shall be used whenever a Product name is first mentioned in any advertisement, brochure, or other material circulated or displayed by CUSTOMER. MS' current trademark list is available upon requested.

   3.5  AUTHORIZED DISTRIBUTION

Product acquired under this Agreement shall be distributed only within the Territory. CUSTOMER shall not, without the prior written consent of MS, distribute Product to any Reseller or End User whom they have reason to believe may re-distribute such Product outside of the Territory.

   3.6  TAXES

CUSTOMER shall be liable for all sales, use, value added, duties, tariffs or other similar taxes of any nature whatsoever associated with the distribution of the Product, and shall indemnify and hold MS harmless from any such taxes or expenses.

4.  MS OBLIGATIONS

   4.1  ASSISTANCE WITH REPORTING

Upon request, MS shall use best efforts to assist CUSTOMER in data reporting, and will work with CUSTOMER's MIS department to facilitate the data reporting process.

   4.2  NO WARRANTIES FOR PRODUCT NOT MANUFACTURED BY MS

MS makes no warranties as to items distributed under a third party name, copyright, trademark or trade name which may be included within the retail package of a Product sold hereunder.

   4.3  AUDITS

During the term of this Agreement and for a period of two (2) years following its termination, MS may audit the applicable records and operations of CUSTOMER as is reasonable to verify CUSTOMER's compliance with the terms of this Agreement. CUSTOMER shall promptly correct any errors and omissions disclosed by such audit. Any audit will be conducted during CUSTOMER's normal business hours in such a manner as not to unreasonably interfere with CUSTOMER's normal business activities.

5.  CUSTOMER AND MS OBLIGATIONS

   5.1  PRODUCT WARRANTY; LIMITATION OF LIABILITY

    (A) MS warrants its software and hardware Product to End Users as defined in the written limited warranty document accompanying each Product. All replacement Product is delivered subject to the terms of the MS limited Product warranty. THE ABOVE LIMITED WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OR STATUTORY, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND OF ALL OTHER OBLIGATIONS OR LIABILITIES ON MS' PART.

    (B) NEITHER MS NOR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION, OR DELIVERY OF ANY PRODUCT WHICH ARE THE SUBJECT OF THIS AGREEMENT SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE OR INABILITY TO USE ANY PRODUCT EVEN IF MS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

    (C) IN ANY CASE, THE LIABILITY OF MS (i) UNDER ANY PROVISION OF THIS AGREEMENT; (ii) FOR ANY DAMAGES CAUSED BY A PROGRAM DEFECT OR FAILURE IN ANY

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 2

PRODUCT OR (iii) ARISING FROM A COURT OF PROPER JURISDICTION HOLDING ANY OF THE ABOVE WARRANTIES OR DISCLAIMERS OF WARRANTIES INADEQUATE OR INVALID SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY CUSTOMER TO MS UNDER MS AGREEMENT. MS' LIMITATION OF LIABILITY IS CUMULATIVE WITH ALL OF MS' EXPENDITURES BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF CLAIMS OR SUITS AGAINST MORE THAN ONE PRODUCT LICENSED UNDER THIS AGREEMENT WILL NOT ENLARGE OR EXTEND THE LIMIT. CUSTOMER RELEASES MS FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THE LIMITATION.

   5.2  SEMESTER PROGRAMS

        (A)  MARKETING FUNDS

Each Semester, MS may allow CUSTOMER to participate in programs which provide the opportunity to earn marketing funds. CUSTOMER's participation in such programs shall be governed by CUSTOMER's then current Microsoft Rebate and Marketing Fund Addendum to this Agreement, and Microsoft's Marketing Fund Guidelines, as such may be promulgated and modified by MS, in its sole discretion, from time to time.

        (B)  REBATES

Each Semester, MS may allow CUSTOMER to participate in programs which provide the opportunity to earn rebates as described in CUSTOMER's current Microsoft Rebate and Marketing Fund Addendum to this Agreement, and CUSTOMER's Rebate Program Guidelines, as such may be promulgated and modified by MS, in its sole discretion, from time to time.

        (C)  ELECTRONIC DATA INTERCHANGE

MS shall require CUSTOMER to provide weekly and monthly sales reporting during the term of this Agreement. Such sales reporting shall be submitted to MS in accordance with the Electronic Data Interchange (EDI) Guidelines as provided to CUSTOMER by MS, from time to time.

6.  PATENT, COPYRIGHT AND TRADEMARK INFRINGEMENT

MS shall defend and pay the amount of any final adverse judgement against CUSTOMER, or settlement to which MS has consented, resulting from claims of infringement of any United States patent, copyright, trademark and/or service mark with respect to a Product, provided that the Product has not been altered, and provided further that MS is notified promptly in writing of such a claim and has sole control over its defense or settlement, and CUSTOMER provides reasonable assistance in the defense of the same.

7.  DELAY IN PERFORMANCE

Neither party shall be liable for failure or delay in the performance of any of its obligations under this Agreement, except obligations for the payment of money, if such delay or failure is caused by circumstances beyond the control of the party affected. Strikes or other labor difficulties which are not capable of being terminated on terms acceptable to the party affected shall not be considered circumstances within the control of such party. In the event of Product shortages, MS shall have the right to allocate available supplies of the Product in its sole discretion.

8.  NO WAIVER

None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of MS, CUSTOMER or their respective agents or employees, but may be waived only by an instrument in writing signed by an authorized officer of the waiving party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision or of the same provision on another occasion.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 3

9.  NO PARTNERSHIP OR AGENCY

Nothing in this Agreement shall be deemed to create or constitute a partnership, joint venture, franchise, agency, or contract of employment between MS and CUSTOMER.

10.  ATTORNEY'S FEES; GOVERNING LAW

In the event an action is commenced to enforce a party's rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington. CUSTOMER consents to non-exclusive jurisdiction and venue in King County, Washington.

11.  ENTIRE AGREEMENT

This Agreement and all attached Amendments, Addenda and Schedules constitute the entire agreement between MS and CUSTOMER, and supersedes and terminates any and all prior agreements or contracts, written or oral, entered into between the parties relating to the subject matter hereof. Any representations, promises, or conditions in connection therewith not in writing signed by both parties shall not be binding upon either party. This Agreement shall control any provisions in purchase orders which are inconsistent with this Agreement

12.  U.S. GOVERNMENT RESTRICTED RIGHTS

Any Product which CUSTOMER distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), are provided to CUSTOMER with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restriction as set forth in subparagraph (c)(1)(ii) of the rights in Technical Data and Computer Software clause at DFAR 252.227-7013, or as set forth in the particular department or agency regulations or rules which provide MS protection equivalent to or greater than the above-cited clause. CUSTOMER shall comply with any requirements of the Government to obtain such RESTRICTED RIGHTS protection, including without limitation, the placement of any restrictive legends on the Product software, Product documentation, and any license agreement used in connection with the distribution of the Product. Manufacturer is Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399. Under no circumstances shall MS be obligated to comply with any Governmental requirements regarding the submission of or the request for exemption from submission of cost or pricing data or cost accounting requirements. For any distribution or license of the Product that would require compliance by MS with Governmental requirements relating to cost or pricing data or cost accounting requirements, CUSTOMER must obtain an appropriate waiver or exemption from such requirements for the benefit of MS from the appropriate Governmental authority before the distribution and/or license of the Product to the Government.

13.  CONFIDENTIALITY

CUSTOMER expressly undertakes to retain in confidence the terms and conditions of this Agreement, and all information and know-how transmitted to it by MS and make no use of such information and know-how except under the terms and during the existence of this Agreement. CUSTOMER shall guarantee and ensure its employees' compliance with this paragraph. CUSTOMER's obligations under this paragraph shall survive any termination of this Agreement and shall extend to the earlier of such time as the information is public domain or five (5) years following the termination of this Agreement.

14.  NO ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that CUSTOMER may not assign its rights or obligations under this Agreement in any way without the prior written consent of MS.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 4

15.  NOTICES

All notices sent by MS or CUSTOMER alleging, regarding, responding to, or in any way connected with any claim of breach of this Agreement or any other legal obligation related hereto, shall be sent via U.S. certified mail (return receipt requested), or via overnight courier (e.g., Federal Express, or DHL), and addressed as follows:

If to MS:           Microsoft Corporation
                    One Microsoft Way
                    Redmond, WA 98052-6399

                    Attn: Sr. Vice President, Microsoft North America

With cc to:         Law and Corporate Affairs

If to CUSTOMER:

                    ---------------------------------------------------------

                    ---------------------------------------------------------

                    ---------------------------------------------------------

                    ---------------------------------------------------------

                    Attn:
                            --------------------------------------------------

16.  SURVIVAL

Sections 2.2, 3.2, 3.3, 3.4, 3.5, 3.6, 4.2, 4.3, 5.1, 5.2(c), 11, 12, 13, 14 and
16 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties have signed this Agreement on the dates indicated below. This Agreement is not binding until executed by MS.

MICROSOFT CORPORATION ("MS")                  EGGHEAD SOFTWARE ("CUSTOMER")

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------
Date                                          Date

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 5

                                   SCHEDULE A
                                 DEFINED TERMS

    "DISTRIBUTOR" is defined as any MS customer which purchases MS Product directly from MS, and distributes said Product to Resellers.

    "END USER" is defined as the ultimate consumer of Product.

    "FINANCIAL STATEMENT" is defined as a Balance Sheet as of the last day of the calendar quarter, and an Income Statement and Statement of Cash Flows for the quarter and year-to-date, prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). Any deviation from GAAP in the quarterly statements shall be clearly noted. These statements must be signed by an officer of CUSTOMER as being representative of the books and accounts of CUSTOMER.

    "PRODUCT" is defined as any MS Stock Keeping Unit ("SKU") listed on CUSTOMER's then current Price List.

    "PURCHASE CREDIT" is defined as a dollar amount credited to CUSTOMER's account with MS, which amount may only be used by CUSTOMER in the manner set forth in this Agreement.

    "RESELLER" is defined as any software retailer which purchases Product from MS or a MS authorized Distributor.

    "SEMESTER" is defined as a six month period. There are two (2) Semesters during the term of this Agreement, January 1 through June 30, and July I through December 31.

    "TERRITORY" is defined as the geographic boundaries of the United States of America, excluding all United States territories, possessions, or protectorates.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE A1

                           REBATE AND MARKETING FUND
                      ADDENDUM TO THE 1995/1996 MICROSOFT
                               CHANNEL AGREEMENT
                             (JANUARY - JUNE, 1995)

This Addendum ("Addendum") entered into as of the 1st day of July, 1995, supplements that certain Microsoft 1995/1996 Channel Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way Redmond, WA 98052 and EGGHEAD SOFTWARE ("CUSTOMER") having its principal place of business at 22011 SE 51st Street, Issaquah, WA 98027. The Agreement is hereby supplemented as follows:

1.  PURPOSE

The purpose of this Addendum is to set forth the framework by which CUSTOMER may earn Rebates and Marketing Funds.

2.  TERM AND TERMINATION

This Addendum shall be effective as of the date indicated above, and shall expire on December 31, 1995. Either party may terminate this Addendum, with or without cause, upon thirty (30) days prior written notice. This Addendum is not valid unless both MS and CUSTOMER have executed a Microsoft 1995/1996 Channel Agreement, and the Addendum to The Microsoft 1995/1996 Channel Agreement (Appointment As a Direct Reseller).

3.  DEFINITIONS

For purposes of this Addendum, capitalized terms not otherwise defined herein, shall have the same definitions as set forth in the Agreement. Additional capitalized terms included in this Addendum are as defined in Schedule A attached hereto.

4.  REBATES

CUSTOMER is eligible to receive up to a [ * ] percent [ * ] Rebate on its Qualified Sales made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the Rebate Program Guidelines outlined in Schedule B. Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate and Marketing Fund Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines.

5.  MARKETING FUNDS

   5.1  BASE LEVEL FUNDS

MS hereby grants to CUSTOMER the use of Marketing Funds calculated monthly by the total number of each Product CUSTOMER purchased from MS multiplied by each Product's respective Marketing Fund Accrual rate as outlined in Schedule C attached hereto. MS reserves the right to modify Schedule C at anytime without notice. Marketing Funds accrue monthly and shall expire on February 29, 1995.

Marketing Funds shall not begin accruing until both CUSTOMER and MS have executed this Addendum. Should CUSTOMER fail to execute, or should MS be unable to execute this Addendum by July 1, 1995, for each full month after July 1, 1995, in which this Addendum is not executed, CUSTOMER shall not receive such month's Marketing Fund accrual.

   5.2  OPPORTUNITY FUNDS

Periodically, MS may allow CUSTOMER to participate in other MS programs in which CUSTOMER shall receive additional Marketing Funds.

 * CONFIDENTIAL TREATMENT REQUESTED

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

   5.3  GUIDELINES FOR MARKETING FUND USE

MS shall provide  CUSTOMER with a  guideline of  activities which MS  sees as  a
priority   for  spending  the  funds.  The  Microsoft  Reseller  Marketing  Fund
Guidelines is attached hereto as Schedule D.

   5.4  MARKETING FUND AUDIT

During the term of this Agreement and for a period of two (2) years following its termination, MS may audit the applicable records and operations of CUSTOMER as is reasonable to verify CUSTOMER's use of Base Level Marketing Funds and Opportunity Funds. Any audit will be conducted during CUSTOMER's normal business hours in such a manner as not to unreasonably interfere with CUSTOMER's normal business activities. Should such audit disclose material discrepancies, audit expenses shall be paid by CUSTOMER. For purposes of this Addendum, "material discrepancies" shall mean ten thousand U.S. dollars (US$10,000) or more.

If the results of such audit show that CUSTOMER used Marketing Funds in any manner other than is authorized under this Addendum, MS shall be entitled to recover from CUSTOMER any and all Marketing Funds so used, in additional to any other remedies available to MS under law or equity plus injunctive relief and/or any other damages as may be permitted by law.

   5.5 MARKETING FUND REIMBURSEMENT POLICY FOR MICROSOFT-REGISTERED TRADEMARK-WINDOWS-REGISTERED TRADEMARK- 95

CUSTOMER agrees to abide by the Marketing Fund Reimbursement Guidelines, attached hereto as Schedule G, and as revised from time to time by MS.

6.  REPORTING REQUIREMENTS

CUSTOMER shall submit reports to MS as outlined in CUSTOMER's Rebate Program Guidelines, and Schedule F attached hereto in accordance with the EDI Implementation Guide attached hereto as Schedule E. Failure by CUSTOMER to comply with the terms of the Guidelines shall result in CUSTOMER's loss of its monthly Compliance Rebate total for each month reporting is non-compliant.

IN WITNESS WHEREOF, the parties have signed this Addendum on the date indicated below. This Addendum is hereby made part of the Agreement. All terms and conditions of the Agreement not supplemented herein shall remain in full force and effect. This Addendum is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                     AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS"):                 EGGHEAD SOFTWARE ("CUSTOMER"):

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------
Date                                          Date

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 2
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

                                   SCHEDULE A
                                  DEFINITIONS

    "AMS REPORTING" (ACCOUNT MANAGEMENT SYSTEMS REPORTING) is defined as a monthly report of CUSTOMER's monthly Sell To sales of all MS Product, reported in the format Attached hereto as Schedule F.

    "ELECTRONIC DATA INTERCHANGE" or "EDI" is defined as the ANSI-ASCII X.12 standard, adopted by CompTIA, by which CUSTOMER shall submit sales reporting to MS.

    "INVENTORY REPORTING" is defined as the reporting of Product specific month end inventory. If CUSTOMER has multiple locations, inventory reporting shall be by location, and shall include the name, street address, city, state and zip code for each location.

    "MARKETING FUNDS" is defined as the purchase credit amount accrued by CUSTOMER as a percentage of Qualified Purchases, and used to fund CUSTOMER's pre-approved MS marketing activities.

    "MARKETING FUND ACCRUAL" is defined as the dollar amount MS grants CUSTOMER for each Product purchased from MS.

    "MICROSOFT MARKETING FUNDS GUIDELINES" is defined as MS' then current terms and conditions attached hereto as Attachment D, available from the Microsoft Reseller Account Representative, for the use of Marketing Funds.

    "QUALIFIED SALES" is defined as net sales, made during the Rebate and Marketing Fund Period, to CUSTOMER's End User customers as reported to MS in CUSTOMER's normal sales reporting.

    "QUALIFIED PURCHASES" is defined as net purchases made during the Rebate and Marketing Fund Period; provided, however, that Qualified Purchases shall include only those purchases which are shipped to CUSTOMER during the Rebate and Marketing Fund Period, less returns, and credits for which payment in full has been received by MS from CUSTOMER within thirty (30) days after the end of the Rebate and Marketing Fund Period, and shall not include Microsoft Select.

    "REBATE" is defined as the dollar amount paid to CUSTOMER by MS in the form of a purchase credit for achieving of specific rebate program goals and reporting requirements as set forth herein.

    "REBATE AND MARKETING FUND PERIOD" is defined as the six (6) calendar months, from July 1, 1995 through December 31, 1995, during which CUSTOMER shall earn Rebates and Marketing Funds.

    "SALESOUT" or "SELL THROUGH REPORTING" is defined as the reporting of the number of Product units that CUSTOMER location distributes to its customers.

    "SELL TO" is  defined as  Product specific  (per MS  SKU) sales  to all  End
Users.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE A1
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

                                   SCHEDULE B
                           REBATE PROGRAM GUIDELINES
                            REBATE PROGRAM OVERVIEW

PROGRAMS:   Microsoft offers four rebate programs  for the July - December, 1995
Rebate period. Rebate percentages available are listed in the table below. Details on each program are also included in this document.

                                                              MAXIMUM PERCENTAGE    OUTLINED ON
                     REBATE INCENTIVE                              AVAILABLE          PAGE(S)
- - -----------------------------------------------------------  ---------------------  -----------
Compliance Program                                                     [ * ]           B2 - B4
Total Sales-out Program                                                [ * ]           B4 - B5
Business Systems Program                                               [ * ]           B5 - B6
Win Office and Mac Office Sales-out Program                            [ * ]           B7 - B8
Consumer Sales-out Program                                             [ * ]           B8 - B9
                                                                       -----
TOTAL                                                                  [ * ]
                                                                       -----
                                                                       -----

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. November 15th for July - September, 1995 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Sales for the rebate period. Revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Sales-out goal, but shall not be included in CUSTOMER's final total Qualified Sales for purposes of Rebate payment. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994 will be included in calculating CUSTOMER's achievement towards the sales-out goal and will also be eligible for a Grandfathered rebate. Rebate payment for such Select Enrollment Forms shall be in the form of a purchase credit forty-five (45) days after the end of each quarterly rebate period.

PURCHASES THROUGH DISTRIBUTION: CUSTOMER's purchases through distribution will be subtracted from CUSTOMER's Qualified Sales for purposes of Rebate payment.

PRODUCT AVAILABILITY: If Microsoft is unable to ship a CURRENT VERSION of a product for any ten (10) consecutive business days, CUSTOMER's purchases through distribution of those SKUs will count toward CUSTOMER's Qualified Sales for purchases of Rebate payment.

All copies of eligible purchase orders placed through distribution along with a copy of the Microsoft Stock Out Report must be sent to Microsoft no later than fifteen (15) days following the semester end. Please send purchase order copies and the Microsoft Stock Out Report to the following address:

           MICROSOFT CORPORATION
           ONE MICROSOFT WAY
           BLDG. 22/4051
           REDMOND, WA 98052
           ATTN: KRISTIN WEEBER, REBATE SPECIALIST

COMPLIANCE REBATE PAYMENT: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria in a given month, CUSTOMER will be entitled to one percent of that month's total Qualified Sales. The rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B1
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

ANY ISSUES REGARDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, REBATE SPECIALIST, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment.

                           COMPLIANCE REBATE PROGRAM

PROGRAM  OBJECTIVES:   The  objective  of the  Compliance  Rebate Program  is to
provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, reporting, and EDI ordering for Select 3.0.

NON-COMPLIANCE: During any given month, failure to comply with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

1.  MICROSOFT PAYMENT REQUIREMENTS:

Microsoft requires it's customers to pay it's invoices within terms. In order to maintain compliance, 100% of the gross invoice value for non-Select and 85% of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Unapplied credits will be excluded from the calculation. Failure to comply with this section will result in the loss of CUSTOMER's Select Compliance Rebate.

2.  MICROSOFT STREET DATE REQUIREMENTS:

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

    - Ship or deliver the product to any end-user customer prior to the Street Date.

    - Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.

    - Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.

    - Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter (including, but not limited to Microsoft-Registered Trademark- Windows-Registered Trademark- 95), CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B2
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.  MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions are defined as 850/855 EDI transactions. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

4.  MICROSOFT REPORTING REQUIREMENTS

ALL REPORTS OUTLINED BELOW MUST BE TIMELY, ACCURATE, AND COMPLETE. FOR PURPOSES OF THE MICROSOFT CHANNEL AGREEMENT, "TIMELY" IS DEFINED AS MS RECEIPT OF REPORTING BY THE DUE DATE AND TIME INDICATED, "ACCURATE" IS DEFINED AS THE CORRECT POPULATION OF ALL REPORTING FIELDS, AND "COMPLETE" IS DEFINED AS THE POPULATION OF ALL REQUIRED REPORTING FIELDS.

FAST TRACK REPORTING

Fast Track  Reporting  is defined  as  a weekly  report  sent to  Microsoft  via
Electronic Data Interchange format ("EDI") of weekly Sales, Inventory, and Internal Market Share. CUSTOMER must make the EDI reports available to MS' EDI mailbox each Monday by 12:00 noon (Pacific time). These reports shall cover the seven-day period ending the prior Friday night. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

Microsoft reserves the right to conduct audits on CUSTOMER's market share data at any time. If the results of the audit show that CUSTOMER is reporting one or more market share categories incorrectly, CUSTOMER must correct the specified categories and provide the corrected back data through the beginning of July, 1994 before CUSTOMER is eligible to receive a compliance rebate.

REPORTING REQUIREMENTS

    - Each unit of single license Full Package Product should be reported as one unit. This applies for both Microsoft products and for competitive products.

    - Any single Microsoft product that includes multiple licenses should be reported as one unit. Microsoft will then convert the quantity of multiple license units sold to the number of licenses they represent. Examples of these products include MMLP 20 Pack, MMLP 100 Pack, and AE 10 Pack.

    - All volume licensing agreements (such as MOLP, Variable Licenses, and Enterprise Licenses) should be reported as one unit for each license sold.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B3
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

MARKET SHARE REPORTING

The following table outlines the Market Share product categories for EDI reporting. The table also specifies the top competitive products that must be included in the aggregated market share reporting for the Fast Track Rebate Program. All competitive products within a given category must be reported. The products listed below are just examples, not a comprehensive list.

         CATEGORY                    MICROSOFT PRODUCT                    COMPETITIVE PRODUCTS
- - ---------------------------  ---------------------------------  ----------------------------------------
Windows word processors      Microsoft-Registered Trademark-    [           *           ]
                              Word for                          [         *         ]
                              Windows-Registered Trademark-
Windows spreadsheets         Microsoft-Registered Trademark-    [        *        ]
                              Excel for                         [           *           ]
                              Windows-Registered Trademark-
Windows bundles              Microsoft-Registered Trademark-    [       *       ]
                              Office for                        [            *            ]
                              Windows-Registered Trademark-     [        *        ]
Windows Databases            Microsoft                          [         *         ]
                              Access-Registered Trademark- for  [        *        ]
                              Windows-Registered Trademark-     [   *   ]
                              FoxPro-Registered Trademark- for  [    *    ]
                              Windows-Registered Trademark-
Mail Servers                 Microsoft-Registered Trademark-    [      *      ]
                              Mail                              [    *    ]
                                                                [        *        ]
Network Operating Systems    Microsoft-Registered Trademark-    [            *            ]
                              Windows                           [       *       ]
                              NT-TM- Server                     [  *  ]
                                                                [  *  ]
                                                                [    *    ]

Accounts are required to report sell-through units and inventory units for each Microsoft SKU, but are required only to report the total license count for competitive product sell-through for each category. All SKUs for these titles should be counted, including full packaged product, upgrades, Microsoft license packs, education, and government SKUs. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

EXAMPLE: IF CUSTOMER SOLD-THROUGH FIFTY (50) UNITS OF [        *        ]IN  ONE
WEEK, THEN CUSTOMER WOULD REPORT A TOTAL OF SEVENTY (70) LICENSES FOR SELL-THROUGH OF COMPETITOR'S PRODUCTS IN THE WINDOWS SPREADSHEET CATEGORY.

MBS REPORTING

CUSTOMER must submit MBS reporting by the 10th of each month for the prior month in the format outlined in Schedule D. Reporting shall be transmitted in electronic format and sent via modem to 1-800-831-6316, or on tape or diskette to MS at the following address:

           MICROSOFT CORPORATION
           RESELLER REPORTING GROUP
           BLDG. 8N/2
           ONE MICROSOFT WAY
           REDMOND, WA 98052

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B4
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

Should CUSTOMER provide both monthly MBS reporting and weekly Fast Track reporting on a compliant basis for three (3) consecutive months, MS may at its sole discretion grant a written waiver of CUSTOMER monthly MBS reporting requirements.

                         TOTAL SALES-OUT REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Total Sales-out Rebate Program is to increase the sales of Microsoft products. All license types (Select, Microsoft Open License, Full Package Product, MLPs) are included in measuring performance against this goal.

REBATE PERCENTAGES:   The total  possible rebate percentage  achievable for  the
Total Sales-out Rebate Program is [ * ] of Qualified Sales for the July - December, 1995 semester.

GOAL DEFINITIONS:  The program goals are based upon the following:

    - CUSTOMER's historical sales-out of Microsoft products by Microsoft product division.

    - Microsoft's United States total sales-out goals.

    - CUSTOMER's contribution to Microsoft's historical sales.

REBATE GOALS:  CUSTOMER has a first quarter sales-out goal and a total  semester sales-out  goal. CUSTOMER's performance  for the first three  months of the July
- - -December, 1995 semester will  be measured against  the first quarter  sales-out goal.  At the end of the first  quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter  goal.
At  the  end of  the  semester, CUSTOMER  will  be measured  on  their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100%
of the first quarter goal, CUSTOMER can still achieve 100% of the semester  goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (July - September, 1995): [   *   ]

    - Semester Goal (July - December, 1995): [    *    ]

SALES-OUT DEFINITIONS/MEASUREMENT: Microsoft Product Sales-out is defined as those Microsoft net product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to Microsoft. Licensing sales (Select, Microsoft Maintenance) are captured and generated by Microsoft's financial systems and included in total sales-out used to measure product sales-out rebate performance.

Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as Microsoft recognizes the revenue. This occurs when Microsoft has received the customer's license reporting. Following receipt of reporting, Microsoft bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid a sales-out rebate based on performance against the semester goal. If CUSTOMER achieves greater than sixty percent (60%) of the semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of the sales-out rebate goal, CUSTOMER will not receive any portion of the sales-out rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft sales-out goal.

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B5
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

Although Microsoft pays the sales-out rebate ultimately based on performance against the semester sales-out goal, Microsoft also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

EXAMPLE: IF CUSTOMER HAS A QUARTERLY SALES OUT GOAL OF $1,000,000 AND A TOTAL SEMESTER GOAL $2,500,000, AND CUSTOMER SELLS $800,000 OVER THE FIRST QUARTER PERIOD AND $2,600,000 OVER THE ENTIRE SEMESTER PERIOD, CUSTOMER WILL RECEIVE THE FOLLOWING REBATE PAYMENTS:

                                 SELL-THROUGH
     PERIOD           GOAL         ACHIEVED                             PAYMENT
- - ----------------  -------------  -------------  -------------------------------------------------------
First Quarter     $   1,000,000  $     800,000  80% of [ * ] eligible rebate = [ * ] of July -
                                                September Qualified Sales.
Semester          $   2,500,000  $   2,600,000  104% of [ * ] eligible rebate = [ * ] of July -
                                                December Qualified Sales less first quarter payment.
                                                The maximum allowable rebate is [ * ].

                        BUSINESS SYSTEMS REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Business Systems Rebate Program is to increase the Microsoft Business Systems revenue as well as to increase the ratio of Microsoft Windows NT Client to Server sales. The Microsoft Business Systems products consist of any license type of the following products:
MICROSOFT-REGISTERED TRADEMARK- BACKOFFICE, MICROSOFT-REGISTERED TRADEMARK-EXCHANGE, MICROSOFT-REGISTERED TRADEMARK- MAIL, MICROSOFT-REGISTERED TRADEMARK-SNA SERVER, MICROSOFT-REGISTERED TRADEMARK- SQL SERVER-REGISTERED TRADEMARK-, MICROSOFT-REGISTERED TRADEMARK- SYSTEMS MANAGEMENT SERVER,
MICROSOFT-REGISTERED TRADEMARK- WINDOWS NT-TM- SERVER, AND
MICROSOFT-REGISTERED TRADEMARK- WINDOWS NT-TM-WORKSTATION.

REBATE PERCENTAGES:   The total  possible rebate percentage  achievable for  the
Business Systems Rebate Program is [ * ] of Qualified Sales for the July - December, 1995 semester.

GOAL DEFINITIONS:  The program goals are based upon the following:

    - Existing Microsoft Business Systems revenue.

    - Microsoft's Business Systems revenue goals.

    - Microsoft's Windows NT Client to Server Ratio goals.

REBATE GOALS: CUSTOMER must meet a minimum Windows NT Client to Server Ratio of [ * ] in order to receive any portion of the Business Systems rebate. Performance against the Client to Server goal will be measured against all license types of Microsoft Windows NT including full packaged product, MLPs, MOLP, and Select license types. Provided that CUSTOMER meets the [ * ] Client to Server Ratio, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal.

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100% of the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B6
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

CUSTOMER's Business Systems Rebate Program goals are as follows:

    - Minimum Windows NT Client to Server Ratio of [ * ]

    - Quarter 1 Goal (July - September, 1995): [   *   ]

    - Semester Goal (July - December, 1995): [   *   ]

PAYMENT: As stated earlier, CUSTOMER must attain a [ * ] Client to Server ratio of Microsoft Windows NT in order to receive any portion of the Business Systems Rebate. Provided CUSTOMER meets the Client to Server Ratio requirement, CUSTOMER will be paid a Business Systems rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than sixty percent (60%) of the semester Business Systems revenue goal and attains a minimum of [ * ] Windows NT Client to Server ratio, CUSTOMER will receive the exact achieved percentage of the eligible Business Systems rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of the Business Systems revenue goal, CUSTOMER will not receive any portion of the Business Systems rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Business Systems goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft also pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on the Business Systems rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the rebate.

EXAMPLE:

    GOALS:

    - QUARTERLY BUSINESS SYSTEMS REVENUE GOAL OF $1,000,000

    - SEMESTER BUSINESS SYSTEMS REVENUE GOAL OF $2,500,000

    - MINIMUM WINDOWS NT CLIENT TO SERVER RATIO OF 10:1

    PERFORMANCE:

    - WINDOWS NT CLIENT TO SERVER RATIO OF 11:1

    - ACTUAL QUARTER BUSINESS SYSTEMS REVENUE IS $800,000

    - ACTUAL SEMESTER BUSINESS SYSTEMS REVENUE IS $2,600,000

BECAUSE CUSTOMER ATTAINED THE MINIMUM WINDOWS NT CLIENT TO SERVER RATIO OF 10:1, CUSTOMER'S BUSINESS SYSTEMS REBATE PAYMENT WOULD BE AS FOLLOWS:

                                 SELL THROUGH
     PERIOD           GOAL         ACHIEVED                             PAYMENT
- - ----------------  -------------  -------------  -------------------------------------------------------
First Quarter     $   1,000,000  $     800,000  80% of [ * ] eligible rebate = [ * ] of July -
                                                September Qualified Sales.
Semester          $   2,500,000  $   2,600,000  104% of [ * ] eligible rebate = [ * ] of July -
                                                December Qualified Sales less first quarter payment.
                                                The maximum allowable Business Systems rebate is [ * ].

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B7
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

                        OFFICE SALES-OUT REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Office Sales-out Rebate Program is to increase sales and support the efforts of Microsoft Office for Windows Standard and Professional products and Microsoft Office for the Macintosh products. All Microsoft Office license types (Select, Microsoft Open License, Full Package Product, MLPs) are included in measuring performance against this goal.

REBATE PERCENTAGES: The total possible rebate percentage achievable for Office Sales-out Rebate Program is [ * ] percent [ * ] of net qualified purchases for July - December, 1995.

GOAL DEFINITIONS:  The program goals are based upon the following:

    - CUSTOMER's historical Sales-out of Office.

    - Microsoft's North America Office Sales-out goals.

    - CUSTOMER's contribution to Microsoft's historical Office sales.

REBATE  GOALS:  CUSTOMER has a first quarter sales-out goal and a total semester sales-out goal. CUSTOMER's performance  for the first three  months of the  July
- - -December,  1995 semester will  be measured against  the first quarter sales-out goal. At the end of the first  quarter, CUSTOMER will receive the percentage  of the  eligible rebate earned based on performance against the first quarter-goal.
At the  end  of the  semester,  CUSTOMER will  be  measured on  their  six-month performance against the total semester goal. Even if CUSTOMER does not meet 100%
of  the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Office Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (July - September, 1995): [   *   ]

    - Semester Goal (July - December, 1995): [   *   ]

SALES-OUT DEFINITIONS/MEASUREMENT: Microsoft Office Product Sales-out is defined as those Office net product units sold through reseller outlet locations. CUSTOMER's full packaged product and upgrade sales-out units will measured from the sales-out reported by CUSTOMER to Microsoft, which includes MOLP sales. Licensing sales (Select, and Microsoft Maintenance) are captured and generated by Microsoft's financial systems and included in total Sales-out used to measure Office product sales-out rebate performance.

Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as Microsoft recognizes the revenue. This occurs when Microsoft has received the customer's license reporting. Following receipt of reporting, Microsoft bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid a sales-out rebate based on performance against the semester goal. If CUSTOMER achieves greater than sixty percent (60%) of the semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of the sales-out rebate goal, CUSTOMER will not receive any portion of the sales-out rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft sales-out goal.

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B8
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

Although Microsoft pays the sales-out rebate ultimately based on performance against the semester sales-out goal, Microsoft also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

EXAMPLE: IF CUSTOMER HAS A QUARTERLY SALES-OUT GOAL OF $1,000,000 AND A TOTAL SEMESTER GOAL $2,500,000, AND CUSTOMER SELLS $800,000 OVER THE FIRST QUARTER PERIOD AND $2,600,000 OVER THE ENTIRE SEMESTER PERIOD, CUSTOMER WILL RECEIVE THE FOLLOWING REBATE PAYMENTS:

                                 SELL-THROUGH
     PERIOD           GOAL         ACHIEVED                             PAYMENT
- - ----------------  -------------  -------------  -------------------------------------------------------
First Quarter     $   1,000,000  $     800,000  80% of [ * ] eligible rebate = [ * ] of July -
                                                September Qualified Purchases.
Semester          $   2,500,000  $   2,600,000  104% of [ * ] eligible rebate = [ * ] of July -
                                                December Qualified Purchases less first quarter
                                                payment. The maximum allowable rebate is [ * ]

                   CONSUMER PRODUCT SALES-OUT REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Consumer Product Sales-out Rebate Program is to increase sales and support the efforts of Microsoft Consumer Division products. All Microsoft Consumer license types (Select, Microsoft Open License, Full Package Product, MLPs) are included in measuring performance against this goal.

REBATE PERCENTAGES:    The  total  possible  rebate  percentage  achievable  for
Consumer  Product Sales-out Rebate Program is [       *       ] of net qualified
purchases for July - December, 1995.

GOAL DEFINITIONS:  The program goals are based upon the following:

    - CUSTOMER's historical Sales-out of Consumer products.

    - Microsoft's North America Consumer Division Sales-out goals.

    - CUSTOMER's contribution to Microsoft's historical Consumer product sales.

REBATE GOALS:  CUSTOMER has a first quarter sales-out goal and a total  semester sales-out  goal. CUSTOMER's performance  for the first three  months of the July
- - -December, 1995 semester will  be measured against  the first quarter  sales-out goal.  At the end of the first  quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter  goal.
At  the  end of  the  semester, CUSTOMER  will  be measured  on  their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100%
of the first quarter goal, CUSTOMER can still achieve 100% of the semester  goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Consumer Product Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (July - September, 1995): [   *   ]

    - Semester Goal (July - December, 1995): [   *   ]

SALES-OUT DEFINITIONS/MEASUREMENT: Microsoft Consumer Product Sales-out is defined as those Consumer net product units sold through reseller outlet locations. CUSTOMER's full packaged product and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B9
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

Microsoft, which includes MOLP sales. Licensing sales (Select, and Microsoft Maintenance) are captured and generated by Microsoft's financial systems and included in total Sales-out used to measure Consumer product sales-out rebate performance.

Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as Microsoft recognizes the revenue. This occurs when Microsoft has received the customer's license reporting. Following receipt of reporting, Microsoft bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid a sales-out rebate based on performance against the semester goal. If CUSTOMER achieves greater than sixty percent (60%) of the semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of the sales-out rebate goal, CUSTOMER will receive any portion of the sales-out rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft sales-out goal.

Although Microsoft pays the sales-out rebate ultimately based on performance against the semester sales-out goal, Microsoft also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

EXAMPLE: IF CUSTOMER HAS A QUARTERLY SALES-OUT GOAL OF $1,000,000 AND A TOTAL SEMESTER GOAL $2,500,000, AND CUSTOMER SELLS $800,000 OVER THE FIRST QUARTER PERIOD AND $2,600,000 OVER THE ENTIRE SEMESTER PERIOD, CUSTOMER WILL RECEIVE THE FOLLOWING REBATE PAYMENTS:

                                 SELL-THROUGH
     PERIOD           GOAL         ACHIEVED                             PAYMENT
- - ----------------  -------------  -------------  -------------------------------------------------------
First Quarter     $   1,000,000  $     800,000  80% of [ * ] eligible rebate = [ * ] of July -
                                                September Qualified Purchases.
Semester          $   2,500,000  $   2,600,000  104% of  [ *  ]  eligible rebate  = [  *  ] of  July  -
                                                December   Qualified   Purchases  less   first  quarter
                                                payment. The maximum allowable rebate is [ * ]

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE       PAGE B10
JULY - DECEMBER, 1995, REBATE AND
MARKETING FUND ADDENDUM

                             AMENDMENT NO. 1 TO THE
                   REBATE AND MARKETING FUND ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT

This Amendment No. 1 ("Amendment"), dated the first day of January, 1996, amends that certain Rebate and Marketing Fund Addendum to The Microsoft 1995/1996
Channel Agreement ("Addendum"), dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and DJ&J SOFTWARE CORPORATION d/b/a EGGHEAD ("CUSTOMER") having its principal place of business at 22705 East Mission, Liberty Lake, WA 99019. The Addendum is hereby amended as follows:

2.  TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of January 1, 1996, and shall expire on June 30, 1996."

4.  REBATES

The section is replaced in its entirety with:

   "4.1  PACKAGED PRODUCT REBATE

CUSTOMER is eligible to receive up to a [ * ] percent [ * ] Rebate on its Qualified Sales, excluding Open License sales, made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the Rebate Program Guidelines outlined in Schedule B.

   4.2  OPEN LICENSE REBATE

CUSTOMER is eligible to receive up to a [ * ] percent [ * ] Rebate on its Open License sales made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the those portions of the Packaged Product Rebate Guidelines outlined in Schedule J.

   4.3  PROVISION FOR EARLY PAYMENT OF REBATES

Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate and Marketing Fund Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines."

5.  MARKETING FUNDS

The section is replaced in its entirety with:

   "5.1  OPPORTUNITY FUNDS

Periodically, MS at its discretion may allow CUSTOMER to participate in MS programs which provide the opportunity to earn Opportunity Marketing Funds. CUSTOMER's participation in such programs shall be governed by this Addendum. Grant of Opportunity Marketing Funds is subject to prior approval by MS.

   5.2  USE OF MARKETING FUNDS

Acquisition, use of, and proof of expenditures of Opportunity Marketing Funds shall be in accordance with this Addendum, and the terms of each Opportunity Fund Proposal approved by CUSTOMER's MS Account Manager. Without limiting the foregoing, CUSTOMER shall abide by the Spending Period dates as outlined in the then-current Microsoft Marketing Fund Guidelines. Marketing Fund Claims exceeding the then-current balance in CUSTOMER's Marketing Fund account at MS' Marketing Fund vendor, currently Pinpoint Marketing, Inc. ("PMI") or submitted in excess of the pre-approved dollar amount shall not be granted to CUSTOMER.

 * CONFIDENTIAL TREATMENT REQUESTED

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

CUSTOMER must obtain MS approval from a MS representative prior to claiming Marketing Funds. CUSTOMER agrees to report to PMI any suspected error or discrepancy in the amount of Marketing Funds received by CUSTOMER within thirty
(30) days of receipt thereof. Failure to provide such notice within the specified period shall mean that CUSTOMER forfeits the opportunity to request a re-audit. MS reserves the right at any time to adjust CUSTOMER's Marketing Fund balance should MS discover that an error or discrepancy has occurred.

   5.3  MARKETING FUND AND REBATE AUDIT

During the term of this Addendum and for a period of two (2) years following its termination, MS may audit the applicable records and operations of CUSTOMER as is reasonable to verify CUSTOMER's compliance with the terms of this Addendum. Additionally, MS may audit specific Opportunity Marketing Fund claims submitted by CUSTOMER as outlined in CUSTOMER's then current Marketing Fund Guidelines. Any audit shall be conducted during CUSTOMER's normal business hours in such a manner as not to unreasonably interfere with CUSTOMER's normal business activities. Audit expenses shall be paid by MS unless material discrepancies are disclosed by such audit, in which case audit expenses shall be paid by CUSTOMER. For purposes of this Section, "material discrepancies" shall mean ten thousand U.S. dollars (US$10,000) or more.

If the results of any audit show that CUSTOMER used Marketing Funds in any manner other than as authorized under this Addendum, MS shall be entitled to recover from CUSTOMER any and all Marketing Funds so used, in addition to any other remedies available to MS under law or equity plus injunctive relief and/or any other damages as may be permitted by law. Further, if any such audits shows that CUSTOMER has submitted incorrect sales reporting, and such reporting was the basis of any rebate payment, MS shall have the right to recover any and all rebate paid."

   5.4  MARKETING FUND REIMBURSEMENT POLICY

CUSTOMER agrees to abide by the Marketing Fund Reimbursement Guidelines, attached hereto as Schedule G, and as revised from time to time by MS."

6.  REPORTING REQUIREMENTS

The first sentence of the section is replaced with the following:

CUSTOMER shall submit reports to MS as outlined in CUSTOMER's Rebate Program Guidelines in accordance with the then current EDI Implementation Guide provided by MS.

SCHEDULE B

    The Schedule is replaced in its entirety with the attached Schedule H.

SCHEDULE G

    The Schedule is replaced in its entirety with the attached Schedule I.

AMENDMENT NO. 1 TO THE REBATE AND                                         PAGE 2
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                     AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS"):                 DJ&J SOFTWARE CORPORATION
                                              D/B/A EGGHEAD ("CUSTOMER"):

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------

AMENDMENT NO. 1 TO THE REBATE AND                                         PAGE 3
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

                                   SCHEDULE H
                              JANUARY - JUNE, 1996
                               REBATE GUIDELINES

PROGRAMS: Microsoft offers five rebate programs for the January - June, 1996 Rebate period. The total available Rebate is divided as follows:

                                                                            MAXIMUM PERCENTAGE
                            REBATE INCENTIVE                                     AVAILABLE
- - -------------------------------------------------------------------------  ---------------------
Compliance Program                                                                   [ * ]
Total Sales-out Program                                                              [ * ]
Business Systems Program                                                             [ * ]
Desktop Applications Sales-out Program                                               [ * ]
Consumer Sales-out Program                                                           [ * ]
                                                                                     -----
TOTAL                                                                                [ * ]
                                                                                     -----
                                                                                     -----

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. May 15th for January - March, 1996 quarter). Any such Rebate paid shall be credited against CUSTOMER's account balance. In the event CUSTOMER's account balance is less than the total Rebate payment, MS may, at its sole discretion, elect to pay the Rebate in the form of a check. In no case shall CUSTOMER deduct from invoice any Rebate payment due from MS prior to the issue of the purchase credit or check. Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Sales for the rebate period. Revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Sales-out goal, but shall not be included in CUSTOMER's final total Qualified Sales for purposes of Rebate payment. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994 will be included in calculating CUSTOMER's achievement towards the sales-out goal and will also be eligible for a Grandfathered rebate. Rebate payment for such Select Enrollment Forms shall be in the form of a purchase credit forty-five (45) days after the end of each quarterly rebate period.

PURCHASES  THROUGH  DISTRIBUTION:    CUSTOMER's full  packaged  product  and MLP
purchases through distribution will be subtracted from CUSTOMER's Qualified Sales for purposes of Rebate payment.

PRODUCT AVAILABILITY: If Microsoft is unable to ship a CURRENT VERSION of a product for any ten (10) consecutive business days, CUSTOMER's purchases through distribution of those SKUs will count toward CUSTOMER's Qualified Sales for purchases of Rebate payment.

All copies of eligible purchase orders placed through distribution along with a copy of the Microsoft Stock Out Report must be sent to Microsoft no later than fifteen (15) days following the quarter end. Please send purchase order copies and the Microsoft Stock Out Report to the following address:

           MICROSOFT CORPORATION
           ONE MICROSOFT WAY
           BLDG. 22/4054
           REDMOND, WA 98052
           ATTN: KRISTIN WEEBER, MARKETING MANAGER

COMPLIANCE REBATE PAYMENT: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria in a given month, CUSTOMER will be entitled to two percent of that month's total Qualified Sales. The rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

 * CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE H4
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

ANY ISSUES REGARDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, MARKETING MANAGER, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment.

                           COMPLIANCE REBATE PROGRAM

PROGRAM OBJECTIVES:   The  objective  of the  Compliance  Rebate Program  is  to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, reporting, and EDI ordering for Select 3.0.

NON-COMPLIANCE:   During any given  month, failure to comply  with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

1.  MICROSOFT PAYMENT REQUIREMENTS

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, 100% of the gross invoice value for non-Select and 85% of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Unapplied credits will be excluded from the calculation. Failure to comply with this section will also result in the loss of CUSTOMER's Select Compliance Rebate.

2.  MICROSOFT STREET DATE REQUIREMENTS

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

    - Ship or deliver the product to any end-user customer prior to the Street Date.

    - Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.

    - Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.

    - Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter, CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE H5
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.  MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions are defined as 850/855 EDI transactions. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

4.  MICROSOFT REPORTING REQUIREMENTS

ALL REPORTS OUTLINED BELOW MUST BE TIMELY, ACCURATE, AND COMPLETE. FOR PURPOSES OF THIS AGREEMENT, "TIMELY" IS DEFINED AS MS RECEIPT OF REPORTING BY THE DUE DATE AND TIME INDICATED, "ACCURATE" IS DEFINED AS THE CORRECT POPULATION OF ALL REPORTING FIELDS, AND "COMPLETE" IS DEFINED AS THE POPULATION OF ALL REQUIRED REPORTING FIELDS.

Reporting is defined as a weekly report sent to Microsoft via Electronic Data Interchange format ("EDI") of weekly Sales, Inventory, and Internal Market Share. CUSTOMER must make the EDI reports available to MS' EDI mailbox each Monday by 12:00 noon (Pacific time). These reports shall cover the seven-day period ending the prior Saturday night. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

REPORTING REQUIREMENTS

- - - Each unit of  single license Full  Package Product should  be reported as  one unit. This applies for both MS products and for competitive products.

- - - Any  single  Microsoft  product  that  includes  multiple  licenses  should be reported as one  unit MS will  then convert the  quantity of multiple  license units  sold  to  the number  of  licenses  they represent.  Examples  of these products include MMLP 20 Pack, MMLP 100 Pack, and AE 10 Pack.

- - - All  volume  licensing  agreements  (such  as  MOLP,  Variable  Licenses,  and
  Enterprise Licenses) should be reported as one unit for each license sold.

- - - Each  competitive multiple license product should be reported as the number of licenses represented.

Accounts are required to report sell-through units and inventory units for each MS SKU, but are required only to report the total license count for competitive product sell-through for each category. All SKUs for these titles should be counted, including full packaged product, upgrades, license packs, education, and government SKUs. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE H6
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

MARKET SHARE REPORTING
The following table outlines the Market Share product categories for EDI reporting. The table also specifies the top competitive products that must be included in the aggregated market share reporting. All competitive products within a given category must be reported. The products listed below are just examples, not a comprehensive list.

         CATEGORY                    MICROSOFT PRODUCT                    COMPETITIVE PRODUCTS
- - ---------------------------  ---------------------------------  ----------------------------------------
Windows word processors      Microsoft-Registered Trademark-    [            *            ]
                              Word for                          [              *              ]
                              Windows-Registered Trademark-
Windows spreadsheets         Microsoft-Registered Trademark-    [        *        ]
                              Excel for Windows                 [            *            ]
Windows bundles              Microsoft-Registered Trademark-    [       *       ]
                              Office for                        [             *             ]
                              Windows-Registered Trademark-     [         *         ]
Windows Databases            Microsoft                          [          *          ]
                              Access-Registered Trademark- for  [         *         ]
                              Windows-Registered Trademark-     [   *   ]
                              FoxPro-Registered Trademark- for  [    *    ]
                              Windows-Registered Trademark-
Mail Servers                 Microsoft-Registered Trademark-    [      *      ][     *     ]
                              Mail                              [        *        ]
Network Operating Systems    Microsoft-Registered Trademark-    [             *             ]
                              Windows                           [       *       ]
                              NT-TM- Server                     [     *     ]
                                                                [   *   ]
                                                                [    *    ]

EXAMPLE: IF CUSTOMER SOLD-THROUGH FIFTY (50) UNITS OF
[                                     *                                     ] IN
ONE WEEK, THEN CUSTOMER WOULD REPORT A TOTAL OF SEVENTY (70) LICENSES FOR SELL-THROUGH OF COMPETITOR'S PRODUCTS IN THE WINDOWS SPREADSHEET CATEGORY.
                           SALES-OUT REBATE PROGRAMS

PROGRAM OBJECTIVE: The objective of all Sales-out Rebate Programs is to increase the sales of Microsoft products. All license types (Select, Microsoft Open License, Full Package Product, MLPs) are included in measuring performance against this goal, however, the Rebate is paid on full packaged product and MOLP sales only.

REBATE GOALS: CUSTOMER has first quarter sales-out goals and total semester sales-out goals. CUSTOMER's performance for the first three months of the January - June, 1996, semester will be measured against the first quarter sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebates earned based on performance against the first quarter goals. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goals. Even if CUSTOMER does not meet 100% of the first quarter goals, CUSTOMER can still achieve 100% of the semester goals provided that the semester goals are met at the end of the six-month period.

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out rebate performance.

 * CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE H7
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

Any Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as MS recognizes the revenue. This occurs when MS has received the customer's license reporting. Following receipt of reporting, MS bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid sales-out rebates based on performance against the semester goals. If CUSTOMER achieves greater than sixty percent (60%) of each semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of any sales-out rebate goal, CUSTOMER will not receive any portion of that sales-out rebate.

Although MS pays the sales-out rebate ultimately based on performance against the semester sales-out goal, Microsoft also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

EXAMPLE: IF CUSTOMER HAS A QUARTERLY TOTAL SALES OUT GOAL OF $1,000,000 AND A SEMESTER TOTAL SALES OUT GOAL $2,500,000, AND CUSTOMER SELLS $800,000 OVER THE FIRST QUARTER PERIOD AND $2,600,000 OVER THE ENTIRE SEMESTER PERIOD, CUSTOMER WILL RECEIVE THE FOLLOWING REBATE PAYMENTS.

                                 SELL-THROUGH
     PERIOD           GOAL         ACHIEVED                             PAYMENT
- - ----------------  -------------  -------------  -------------------------------------------------------
First Quarter...  $   1,000,000  $     800,000  80% of [ * ] eligible rebate = [ * ] of January - March sales.
Semester          $   2,500,000  $   2,600,000  104% of [ * ] eligible rebate = [ * ] of January - June sales less first quarter payment. The maximum allowable
                                                total sales out rebate is [ * ].

                         TOTAL SALES-OUT REBATE PROGRAM

REBATE  PERCENTAGES:   The total possible  rebate percentage  achievable for the
Total Sales-out Rebate Program is [ * ] of Qualified Sales for the January - June, 1996 semester.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (January - March, 1996): [   *   ]

    - Semester Goal (January - June, 1996): [    *    ]

                 DESKTOP APPLICATIONS SALES-OUT REBATE PROGRAM

REBATE  PERCENTAGES:   The total possible  rebate percentage  achievable for the
Desktop Applications Sales-out Rebate Program is [ * ] of Qualified Sales for the January - June, 1996 semester.

CUSTOMER's Office Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (January - March, 1996): [   *   ]

    - Semester Goal (January - June, 1996): [   *   ]

                   CONSUMER PRODUCT SALES-OUT REBATE PROGRAM

REBATE  PERCENTAGES:   The total possible  rebate percentage  achievable for the
Consumer Product Sales-out Rebate Program is [ * ] of Qualified Sales for the January - June, 1996 semester.

 * CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE H8
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

CUSTOMER Office Sales-out Rebate Program goals are as follows:

    - Quarter I Goal (January - March, 1996): [   *   ]

    - Semester Goal (January - June, 1996): [   *   ]

                   BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM

REBATE  PERCENTAGES:   The total possible  rebate percentage  achievable for the
Business Systems Sales-out Rebate Program is [ * ] of Qualified Sales for the January - June, 1996 semester.

REBATE GOALS:  CUSTOMER must sell a minimum number
Microsoft-Registered Trademark- BackOffice client licenses in order to receive any portion of the Business Systems rebate. Provided that CUSTOMER sells the minimum number of BackOffice client licenses, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal.

CUSTOMER's BackOffice client license unit goals are as follows:

    - Quarter 1 Goal (January - March, 1996) [ * ]

    - Semester Goal (January - June, 1996) [ * ]

CUSTOMER's Business Systems Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (January - March, 1996): [   *   ]

    - Semester Goal (January - June, 1996): [    *    ]

 * CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE H9
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

                                      SCHEDULE I
                         MARKETING FUND REIMBURSEMENT POLICY

OVERVIEW

As designated from time to time by MS, CUSTOMER must comply with MS' Marketing Fund Reimbursement Policy in order to receive Marketing Funds from MS.

RULES

1. PROGRAM  SCOPE.   This  Program affects  only  CUSTOMER's eligibility  for MS
   Marketing Funds, and CUSTOMER is always free to advertise and price all MS products however CUSTOMER chooses.

MARKETING FUNDS AND PRICE ADVERTISING. In order for CUSTOMER to be eligible for Marketing Funds, all advertisements of such product made by CUSTOMER or on CUSTOMER's behalf must state no less than the price designated by MS exclusive of sales tax.

Alternatively, CUSTOMER's advertisements may state no price whatsoever. The following specific requirements apply to advertisements in which CUSTOMER is offering other services or products together with the product:

    - CUSTOMER may advertise "free" end-user training or support in connection with the product.

    - CUSTOMER may advertise a package of products offered for a single price including the product, but only if the net package price is at or above the price designated by MS. Alternatively, CUSTOMER's advertisements may state no price whatsoever.

    - MS reserves the right to change the designated price upon notice to CUSTOMER.

3. LOSS OF MARKETING FUNDS. If CUSTOMER fails to comply with the rules of this Program, then notwithstanding any other provisions of the Addendum to which this Schedule is attached, CUSTOMER will be ineligible to receive Opportunity Funds for a period of six (6) months. Marketing Funds ineligibility shall begin with the entire month in which the failure to comply first occurred and shall continue for six (6) months which may include CUSTOMER's ineligibility for Opportunity Funds in a subsequent Rebate and Marketing Fund Period. MS' sole judgment is final in determining CUSTOMER compliance with this Program.

4. ADVERTISEMENTS. The term "advertisement" means any printed, broadcast, direct mail or transmitted advertisements for the product, including without limitation, all newspaper, television, radio, and Internet or on-line advertisements.

5. QUESTIONS AND INQUIRIES. If CUSTOMER has questions about whether CUSTOMER's advertisements comply with this Program or if CUSTOMER has other inquiries, CUSTOMER must direct these questions and inquires to the following MS contact:

       Arlene Yanow
       One Microsoft Way
       Redmond, WA 98052
       (206) 882-8080

The above contact is CUSTOMER's only authorized source of information at MS about this Program, and CUSTOMER may not rely on any other source of information, including other MS employees. No MS employee, including the above contact, is authorized to communicate with CUSTOMER about any alleged infractions of any other reseller.

8. PROGRAM MODIFICATIONS/TERMINATION:    MS  reserves the  right  to  modify  or
   terminate this program at any time, in its sole discretion.

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE I1
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

                                   SCHEDULE J
                              JANUARY - JUNE, 1996
                                  OPEN LICENSE
                                REBATE PROGRAMS

PROGRAMS: Microsoft offers three Open License rebate programs for the January - June, 1996 Rebate period. The total available Rebate is divided as follows:

                                                                 MAXIMUM PERCENTAGE
                       REBATE INCENTIVE                               AVAILABLE
- - ---------------------------------------------------------------  -------------------
Compliance Program                                                       [ * ]
Total Sales-out Program                                                  [ * ]
Business Systems Program                                                 [ * ]
TOTAL                                                                    [ * ]

All guidelines, including actual Rebate goals, shall be as outlined for the Packaged Product Rebate.

 * CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO THE REBATE AND                                        PAGE I2
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT

                                ADDENDUM TO THE
                              MICROSOFT 1995/1996
                               CHANNEL AGREEMENT
                       (APPOINTMENT AS A DIRECT RESELLER)

This Addendum ("Addendum") entered into as of the 1st day of July, 1995, modifies that certain Microsoft 1995/1996 Channel Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way Redmond, WA 98052 and EGGHEAD SOFTWARE ("CUSTOMER") having its principal place of business at 22011 SE 51st Street, Issaquah, WA 98027. The Agreement is supplemented as follows:

1.  PURPOSE

The purpose of this Addendum is to set forth the framework by which MS appoints CUSTOMER as a non-exclusive Direct Reseller in the United States of America for the MS Product listed on the CUSTOMER Price List attached hereto as Schedule B. For purposes of this Addendum, capitalized terms not otherwise defined herein, shall have the same definition as set forth in the Agreement.

2.  DEFINITIONS

For purposes of this Addendum, capitalized terms are as defined in Schedule A attached hereto.

3.  CUSTOMER OBLIGATIONS

   3.1  DISTRIBUTION TO END USERS ONLY

Product distributed pursuant to this Addendum shall be distributed solely to End Users located in the Territory, and not to Resellers of any kind.

   3.2  LICENSING PROVISIONS

CUSTOMER acknowledges that the Product are distributed to End Users subject to the terms of the applicable Microsoft End User License Agreement. CUSTOMER shall make commercially reasonable efforts to prevent distribution of Product to End Users who intend to copy or reproduce the Product in violation of the Microsoft End User License Agreement.

   3.3  PRODUCT PURCHASES

Product acquired by CUSTOMER shall be purchased only from MS or MS authorized Distributors.

   3.4  PAYMENT TERMS

Payment terms are net thirty (30) days from the date of MS' invoice, subject to approval of open term by MS. All invoices outstanding over thirty (30) days may be assessed a finance charge of the then current prime rate plus two percent (2%) per month of the legal maximum, whichever is less. Failure by CUSTOMER to meet payment terms may result in a hold by MS of all pending CUSTOMER orders.

All payments to MS by CUSTOMER pursuant to this Addendum shall be in the form of a bank wire transfer, sent to the following:

             First Interstate Bank of Washington
             Seattle Main Branch
             ABA: #125 000 286
             Beneficiary: Microsoft Corporation
             Account No. 001 025865

   3.5  SHIPMENT SHORTAGE CLAIMS

CUSTOMER shall submit all claims for shortages and/or variances in shipments to MS in writing within fifteen (15) days of CUSTOMER's receipt of the shipment. All such claims not submitted in

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED writing to MS within the fifteen (15) day period shall be deemed waived by CUSTOMER. CUSTOMER shall be responsible for all such claims made with respect to freight collect shipments, and shall not withhold payment to MS a result of such claims.

   3.6  PRODUCT FORECASTING

From time to time, MS may require Product forecasting for CUSTOMER. CUSTOMER shall comply with all Product forecasting requirements designated by MS from time to time.

4.  MS OBLIGATIONS

   4.1  NEW PRODUCTS; PROMOTIONAL PRODUCTS

MS may elect at any time during the term of this Addendum to announce new or Promotional Product to which the terms and conditions of this Addendum to not apply. In the event MS elects to announce Promotional Product, MS shall provide CUSTOMER with thirty (30) days prior written notice of such announcement.

   4.2  INVENTORY PRICE PROTECTION

During the term of this Addendum, MS shall grant CUSTOMER a price adjustment against Product price reductions made by MS, which price reductions are made on an indefinite basis, on all CUSTOMER's inventory which CUSTOMER reports as in its inventory as of the day of the reduction. Such price adjustment shall be in the form of a Purchase Credit equal to the difference between the lowest price paid by CUSTOMER during the six (6) months prior to the price reduction and the reduced price, and shall be paid no later than thirty (30) days after CUSTOMER provides proof of inventory. Special temporary prices and promotional offerings, which may include price reductions or free goods, shall not be considered a price reduction to which this Section applies.

5.  CUSTOMER AND MS OBLIGATIONS

   5.1  PRICE SCHEDULE

CUSTOMER prices are set forth on the CUSTOMER Price List attached hereto as Schedule B. MS may modify the CUSTOMER Price List at any time upon thirty (30) days written notice to CUSTOMER. MS may offer, without prior notice, temporary "special" prices on any or all Product.

   5.2  DELIVERY AND PRODUCT DISTRIBUTION

Product shall be invoiced and shipped Free On Board ("FOB") Bothell, Washington, and CUSTOMER shall be responsible for freight charges. Should CUSTOMER desire to specify its own carrier, delivery shall then be "freight collect."

In any month CUSTOMER participates in the MS Rate Based Distribution Program, for all CUSTOMER warehouses that receive a minimum of $200,000 of Product in MS Master Carton quantities calculated on the basis of CUSTOMER's net prices from MS, and MS chooses the carrier, the freight costs of delivery of Product to those CUSTOMER warehouses for that month will be paid by MS.

In any month CUSTOMER's Rate Based Distribution Program participation exceeds seventy five percent (75%) of eligible product shipments, CUSTOMER will be allowed to adjust CUSTOMER's forecast of two (2) MS Product SKU's. Such adjustments to the forecast shall not exceed fifty (50%) upward or one hundred percent (100%) downward from the final forecast, four weeks prior to the first ship date.

   5.3  ORDER PROCESSING

CUSTOMER shall order Product from MS by written or electronically transmitted purchase order. All orders by CUSTOMER shall be in Master Pack quantities only. MS shall have ten (10) days from

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD                  PAGE 2
DIRECT PURCHASING RESELLER ADDENDUM
receipt to reject any purchase order. MS shall fulfill unconditional written or electronic purchase orders from CUSTOMER subject to CUSTOMER's credit limits, current payment status, and approved Average Payment Days ("APD") guidelines as determined by MS.

Except as provided herein, CUSTOMER shall have the right to change or cancel any purchase order, provided that CUSTOMER notifies MS of the change or cancellation no later than twenty-four (24) hours prior to the order shipment to CUSTOMER by MS. Should CUSTOMER choose to change any purchase order line item, CUSTOMER shall be required to submit a new purchase order to MS, clearly indicating which line item(s) are changed. Line item changes shall not affect the remaining items on CUSTOMER's purchase order. Should CUSTOMER choose to cancel a purchase order, CUSTOMER must provide MS with a written cancellation request.

MS may elect, during the term of this Agreement, to require CUSTOMER to implement order management via EDI. Should MS require such order management change, MS shall provide CUSTOMER with no less than one hundred twenty (120) days prior written notice.

Notwithstanding the foregoing, MS reserves the right to limit order quantities.

   5.4  DEFECTIVE PRODUCT CREDIT

At MS' sole discretion, MS may determine that a Product or Product shipment is Defective. Should MS determine that a Product or Product shipment is Defective, MS shall provide CUSTOMER with a replacement for all Defective Product destroyed at CUSTOMER's location. MS shall pay freight costs for shipment of replacement Product from MS to CUSTOMER.

   5.5  INVENTORY BALANCING

To reduce its inventory risk, CUSTOMER shall be entitled to balance its Product inventory in accordance with the following:

    (A) Product inventory may be balanced only during the Months of January, May and September, and within thirty (30) days of the date of issue of the Return Authorization;

    (B) Product may be balanced only if, at the time of balancing, it is listed on the then current MS Price List;

    (C) Product may be balanced only if CUSTOMER's Product return is accompanied by a new Product order in an aggregate dollar amount equal to or greater than the aggregate dollar amount of the Product return;

    (D) The aggregate quantity of Product that may be returned shall be limited to; (i) in the case of Product classified by MS as "Consumer Product" (excluding, however, the Microsoft Mouse Product), [ * ] percent [ * ] of net dollar shipment of such Consumer Product for the four full Months immediately preceding the inventory balancing request, (ii) in the case of Microsoft-Registered Trademark- Windows-Registered Trademark- 95,
[             *              ]  percent  [  *  ]  of  net  dollar  shipments  of
Microsoft-Registered Trademark- Windows-Registered Trademark- 95, (iii) in the case of Microsoft-Registered Trademark- Office for Windows-Registered Trademark-
95, [        *       ]  percent [ * ] of Microsoft-Registered Trademark-  Office for  Windows-Registered Trademark- 95, and (iv) in the case of all Product other
than that referred to in clauses (i) through (iv)  above, to [        *        ]
percent [ * ] of net dollar shipments of all other Product for the four full Months immediately preceding the inventory balancing request, where net shipments shall not include any Microsoft-Registered Trademark- Variable Licenses; Microsoft Enterprise Licenses, or Microsoft Maintenance;

    (E) Promotional Product may not be balanced;

    (F) Product to be balanced may only include Product purchase by CUSTOMER from MS;

    (G) Unresaleable Product may not be balanced; and

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD                  PAGE 3
DIRECT PURCHASING RESELLER ADDENDUM

    (H) Product is subject to inspection by MS or an MS authorized agent prior to return by CUSTOMER to MS pursuant to the terms of MS' then current Return Processing Guidelines.

CUSTOMER must submit a written or electronic MS Return Authorization to return Product for the purpose of inventory balancing, summarizing the quantities of each Product to be returned. Upon verification that CUSTOMER has met its inventory balancing terms, MS shall issue a Return Authorization Number, which shall expire thirty (30) days from the date of issue.

If the foregoing conditions have been met, CUSTOMER shall return Product to MS freight prepaid in cartons clearly marked with the Return Authorization Number and a packing slip attached to the outside. Any Product returned to MS which does not comply with the provisions of this Section may, at MS' sole discretion, be returned by MS to CUSTOMER subject to a five percent (5%) inspection fee and the freight costs incurred by MS in returning such Product, which shall be paid immediately by CUSTOMER to MS upon receipt of an invoice therefor.

Upon receipt of Product which complies with the conditions set forth in this Section, MS shall issue a Purchase Credit for the returned Product in an amount equal to the lowest price CUSTOMER paid for the Product in the six (6) Months prior to the return. In no event will cash refunds be given for exchanges, replacements, or returned merchandise hereunder. CUSTOMER shall pay all freight and other costs of replacement Product in the same manner and on the dame terms as new Product purchased by CUSTOMER under this Addendum.

   5.6  PRIOR VERSION CREDIT

When MS ships a new version of a Product or a Discontinued Product to CUSTOMER, CUSTOMER shall receive a Purchase Credit for prior version of the Product, provided CUSTOMER complies with all of the following:

    (A) Product  shall be  destroyed  at CUSTOMER's  location once  every  other
Month;

    (B) Product for which CUSTOMER receives a Purchase Credit must be offset by a new Product order in an aggregate dollar amount equal to or greater than the aggregate dollar amount of the Purchase Credit, and is solely for the new version of the Product for which CUSTOMER has received such Purchase Credit;

    (C) CUSTOMER shall be eligible to receive a Purchase Credit for up to one hundred eighty (180) days from the date the new version of such Product first ships from MS to CUSTOMER;

    (D) Promotional Product is not eligible for credit pursuant to this Section;

    (E) Product must only include Product purchased by CUSTOMER from MS;

    (F) Unresaleable Product is not eligible for credit pursuant to this Section; and

    (G) Product shall be limited to the version number immediately prior to the new Product version.

MS shall use its best efforts to notify CUSTOMER within thirty (30) days prior to the shipment of any new Product version, or the existence of a Discontinued Product which would be subject to this Section.

It the foregoing conditions have been met, Product shall be destroyed at CUSTOMER's locations pursuant to the terms of MS' then current Return Processing Guidelines.

   5.7  UNRESALEABLE PRODUCT ALLOWANCE

CUSTOMER shall be eligible to receive a Purchase Credit of up to [ * ] percent [ * ] of CUSTOMER's net purchases, excluding Microsoft Variable Licenses, Microsoft Enterprise Licenses, and Microsoft

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD                  PAGE 4
DIRECT PURCHASING RESELLER ADDENDUM

Maintenance, for the previous two (2) Months. Such Purchase Credit shall be to compensate CUSTOMER for Product held in CUSTOMER's inventory which is no longer resaleable, provided that CUSTOMER agrees to destroy or recycle all such Product, and provide MS with a full report of all Unresaleable Product. Unresaleable Product may not be resold or donated.

   5.8  PRODUCT AUTHORIZATION CATEGORY PROCEDURES

From time to time, MS may classify certain of its Product by Product Authorization Category, which Product may only be obtained and distributed by CUSTOMER upon written authorization from MS. Such written authorization from MS may be specific to the particular CUSTOMER outlet location. CUSTOMER may apply for such authorization by completing the applicable Reseller Authorization Application and/or Agreement process required by MS. MS may by prior written notification terminate CUSTOMER's authorization to obtain and distribute Product Authorization Category Product with respect to one or more CUSTOMER outlets. For each Product Authorization Category Product distributed, CUSTOMER shall complete and return to MS all requested customer registration documents.

   6.0  SURVIVAL

Sections 3.1, 3.2, and 3.4 shall survive any termination of this Addendum.

IN WITNESS WHEREOF, the parties have signed this Addendum on the dates indicated below. All terms and conditions of the Agreement not amended herein shall remain in full force and effect. This Addendum is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                     AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS")                  EGGHEAD SOFTWARE ("CUSTOMER")

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------
Date                                          Date

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD                  PAGE 5
DIRECT PURCHASING RESELLER ADDENDUM

                                   SCHEDULE A
                                  DEFINITIONS

    "DEFECTIVE PRODUCT" is defined as a manufacturer's defect in materials or media.

    "DISCONTINUED  PRODUCT"  is   defined  as  Product   that  MS  has   stopped
manufacturing and discontinued from the CUSTOMER Price List.

    "INVENTORY BALANCING" is defined as the return of eligible MS Product for the purpose of reducing CUSTOMER's stock of such Product.

    "MONTH" is defined as a MS fiscal month as outlined in the calendar attached hereto as Schedule C.

    "PROMOTIONAL PRODUCT" is defined as a special Product SKU which is available to CUSTOMER for resale for a limited time. Free Product promotions are not considered Promotional Product.

    "RETURN AUTHORIZATION NUMBER" is defined as the unique number assigned to CUSTOMER by MS for the purpose of Product returns for CUSTOMER to MS.

    "UNRESALEABLE  PRODUCT"  is  defined  as  any  Product  held  in  CUSTOMER's inventory, including damaged Product and Product returned by CUSTOMER's customers which is no longer fit for resale, and is ineligible for return to MS. for purposes of this Addendum, Unresaleable Product shall not include that Product which has sustained solely shrink wrap damage.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD                 PAGE A1
DIRECT PURCHASING RESELLER ADDENDUM

                                   SCHEDULE B
                              CUSTOMER PRICE LIST

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD                 PAGE B1
DIRECT PURCHASING RESELLER ADDENDUM

                                   SCHEDULE C
                                  MS CALENDAR

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD                 PAGE C1
DIRECT PURCHASING RESELLER ADDENDUM

                                ADDENDUM TO THE
                              MICROSOFT 1995/1996
                               CHANNEL AGREEMENT
                           (START32 CAMPAIGN REBATE)

This Addendum ("Addendum") supplements that certain Microsoft 1995/1996 Channel Agreement ("Agreement") dated July 1, 1995, by and between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and EGGHEAD ("CUSTOMER") having its principal place of business at 22705 E Mission, Liberty Lake, WA 99019. The Agreement is hereby supplemented as follows:

1.  PURPOSE

The purpose of this Addendum is to set forth the framework by which CUSTOMER shall earn a Rebate on sales of certain Microsoft Select and Microsoft Open License products to End User customers.

2.  TERM AND TERMINATION

This Addendum shall be effective as of January 1, 1996, and shall expire on June 30, 1996. Either party may terminate this Addendum, with or with out cause, upon thirty (30) days prior written notice. This Addendum is not valid unless both CUSTOMER and MS have executed a Microsoft 1995/1996 Channel Agreement, and the Addendum to The Microsoft 1995/1996 Channel Agreement (Appointment As A Large Account Reseller).

3.  DEFINITIONS

For purposes of this Addendum, capitalized terms not otherwise defined herein shall have the same definition as set forth in the Agreement and it's current addenda.

4.  REBATE

   4.1  REBATE PROGRAM

CUSTOMER  is eligible to receive [          *         ]  dollars ($[ * ]) plus a
[ * ] percent [ * ] Rebate on sales of those Microsoft-Registered Trademark-Windows-Registered Trademark- SKUs listed on the attached Schedule A, and
[        *        ] dollars ($[ * ]) plus a [ * ] percent [ * ] Rebate on  sales of those Microsoft-Registered Trademark- Office SKUs listed on the attached Schedule B. Each of the two available [ * ] percent [ * ] Rebates shall be measured and paid independent of the other. The Rebate shall be paid provided CUSTOMER complies with the program guidelines outlined in Section 4.2 below.

   4.2  PROGRAM GUIDELINES

        4.2(A)  ELIGIBILITY

In order to participate in the Start32 Campaign Rebate, CUSTOMER must provide compliant weekly EDI sales, inventory and market share reporting by May 1, 1996.

        4.2(B)  QUALIFIED SALES

Only revenue recognized for those SKUs listed on Schedules A and B shall be eligible. In order to be considered Qualified Sales, payment for licenses must be invoiced by Microsoft between January 1, 1996 and July 31, 1996. Additionally, all Select usage reports must be received by MS by July 15, 1996. Licenses invoiced in January, 1996, shall not be considered Qualified Sales unless the licenses were actually purchased by the End User during the term of this Addendum.

    Two year, pre-paid Maintenance sales made during the term of this Addendum shall be considered Qualified Sales. Two year, pre-paid Maintenance sales made prior to the term of this Addendum shall not be considered Qualified Sales.

 * CONFIDENTIAL TREATMENT REQUESTED

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

        4.2(C)  REBATE GOALS

CUSTOMER's Start32 Campaign Rebate license goals are as follows:

Microsoft-Registered Trademark-
 Windows-Registered Trademark-:          [  *  ] licenses
Microsoft-Registered Trademark- Office:  [  *  ] licenses

        4.2(D)  REBATE PAYMENT

Provided that CUSTOMER achieves one hundred percent (100%) of it's Microsoft-Registered Trademark- Windows-Registered Trademark- and/or Microsoft-Registered Trademark- Office Rebate goals, CUSTOMER shall receive the Rebate indicated in Section 4.1 above. Any such Rebate earned shall be paid to CUSTOMER in the form of a purchase credit forty-five (45) days after the expiration of this Addendum.

    IN WITNESS WHEREOF, the parties have signed this Addendum on the dates indicated below. This Addendum is hereby made part of the Agreement. All terms and conditions of the Agreement, or its addenda and amendments not supplemented herein shall remain in full force and effect. This Addendum is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                     AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS")                  EGGHEAD SOFTWARE ("CUSTOMER")

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------
Date                                          Date

 * CONFIDENTIAL TREATMENT REQUESTED

ADDENDUM TO THE MICROSOFT                                                 PAGE 2
1995/1996 CHANNEL AGREEMENT
(START32 CAMPAIGN REBATE)

                           ADDENDUM TO THE MICROSOFT
                          1995/1996 CHANNEL AGREEMENT
                   (APPOINTMENT AS A LARGE ACCOUNT RESELLER)

This Addendum ("Addendum") entered into this 1st day of July, 1995, supplements that certain 1995/1996 Channel Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and EGGHEAD SOFTWARE ("CUSTOMER") having its principal place of business at 22011 SE 51st Street, Issaquah, WA 98027. The Agreement is hereby supplemented as follows:

1.  PURPOSE

The purpose of this Addendum is to set forth the framework by which MS appoints CUSTOMER as a nonexclusive Large Account Reseller in the Territory and Canada with the right to acquire Microsoft Select Software Products from MS and to distribute such Select Software Products and their associated license rights to Select Customers which have designated CUSTOMER in their Enrollment Form as their Large Account Reseller.

2.  DEFINITIONS

For purposes of this Addendum, capitalized terms are as defined in Schedule A attached hereto.

3.  CUSTOMER OBLIGATIONS

   3.1  DISTRIBUTION OF SELECT SOFTWARE PRODUCTS

CUSTOMER my only distribute Select Software Products to Select Customers located in the Territory and Canada, and at the direction of its Select Customer's, outside of the Territory and Canada. Select Customers are entitled to distribute the rights associated with their Select Software Products outside of the Territory if they so elect, in accordance with the Master Agreement and all applicable laws. However, in the event a Select Customer wants to initiate an Enrollment Form in a country outside of the Territory, the Select Customer is required by the terms of the Microsoft Select Program to locate a Large Account Reseller in the desired country and acquire Select Software Products from that Large Account Reseller.

   3.2  DOCUMENTATION

CUSTOMER shall be authorized to purchase documentation SKUs from Microsoft Easy Fulfillment (MEF) and to resell these documentation SKUs directly to CUSTOMER's Select Customers.

   3.3  DISTRIBUTION RESTRICTIONS

MS's authorization of the Large Account Reseller to acquire and distribute Select Software Products as set forth herein shall not include the authorization for the Large Account Reseller to use Select Software Products internally or to distribute or otherwise transfer Select Software Products to any entity which owns, controls, is owned or controlled by, or under common ownership or control with the Large Account Reseller ("Large Account Reseller Affiliates") without the prior written consent of MS. For the purposes of this Addendum, an entity is "controlled" by another if that other company or legal entity, either directly or through its control of another company or legal entity: (i) holds the majority of voting rights in it; (ii) is a member of it and has the right to appoint or remove a majority of its board of directors; or (iii) is a member of it and controls alone or under an agreement with other shareholders or members, the majority of the voting rights in it.

   3.4  CUSTOMER ACCEPTANCE OF ENROLLMENT FORMS

Upon execution by MS of a Select Customer's Enrollment Form naming CUSTOMER as the Large Account Reseller, MS shall deliver to CUSTOMER's designated Select Program Administrator a copy of such Enrollment Form. CUSTOMER shall have fifteen (15) days from the date of receipt of the Enrollment Form to decline to acquire and distribute Select Software Products associated with such

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

Enrollment  Form  by  notifying  MS  in  writing  of  such  election.  All other
Enrollment Forms delivered to CUSTOMER by MS shall be deemed as accepted by CUSTOMER fifteen (15) days after receipt by CUSTOMER, and shall constitute CUSTOMER's agreement to pay MS as set forth in Section 3.6 below for all copies of Select Software Products made by the Select Customer pursuant to the Enrollment Form and its associated Master Agreement.

   3.5  CUSTOMER SELECT PRICE SCHEDULE

CUSTOMER's prices are set forth on the CUSTOMER Select Price Schedule attached hereto as Schedule B. MS may modify the CUSTOMER Select Price Schedule at any time by providing thirty (30) days written notice to CUSTOMER.

   3.6  CUSTOMER'S REPORTING AND/OR ORDERING AND PAYMENT TO MS

        (A)  MICROSOFT SELECT 1.X AND 2.X ENROLLMENT AGREEMENT REPORTING

For each executed Microsoft Select version 1.x or version 2.x Enrollment Agreement, the Select Customer is obligated by the terms of the Microsoft Select Program to deliver to MS within fifteen (15) days of the end of each calendar quarter, a written verified report for each Select Software Product acquired from CUSTOMER pursuant to the terms of this Agreement. Following receipt of a report from a given Select Customer, MS shall invoice CUSTOMER and CUSTOMER shall be obligated to pay MS the fees set forth on Schedule B for each unit reported by the Select Customer.

Should the Select Customer elect to submit reports to MS in addition to the Select Customer's regular quarterly report, MS shall invoice CUSTOMER immediately following receipt of such report, and CUSTOMER shall be obligated to pay MS pursuant to the terms of this Section 3.6.

In the event CUSTOMER wants to receive copies of its Select Customers' quarterly reports, CUSTOMER shall negotiate with its Select Customers for the right to receive such copies.

        (B)  MICROSOFT SELECT 3.0 ENROLLMENT FORM ORDERING

For each of its executed Microsoft Select version 3.0 Enrollment Forms, CUSTOMER shall deliver to MS via Electronic Data Interchange ("EDI") no later than the fifteenth (15th) day of each calendar month, a purchase order for each Select Software Product ordered and acquired from CUSTOMER by the Select Customer or Enrollment site pursuant to the terms of this Agreement during the previous month. Following receipt of such purchase order, MS shall invoice CUSTOMER and CUSTOMER shall be obligated to pay MS the fees set forth on Schedule B for each unit indicated on the purchase order, along with any applicable quarterly Maintenance fees.

        (C)  PAYMENT TERMS

All amounts are due and owing net thirty (30) days of date of invoice. All payments not received by MS from CUSTOMER within the required time frame may be assessed a finance charge of the then-current prime rate plus two percent (2%) per month or the legal maximum, which ever is less. CUSTOMER shall be obligated to pay MS regardless of whether CUSTOMER has received payment from the Select Customer. All payments shall be in the form of bank wire transfer, sent to the following:

             First Interstate Bank of WA
             Seattle Main Branch
             ABA: #125-000-286
             Beneficiary: Microsoft Corporation
             Account No. 001-025865

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 2
LARGE ACCOUNT RESELLER ADDENDUM

   3.7  TAXES

        (A)  SALES TAX

CUSTOMER shall either provide MS with a bona fide resale certificate for all Select Software Products delivered to CUSTOMER by MS pursuant to the terms of this Addendum, or shall pay to MS all applicable sales, use or other excise taxes due on such Select Software Products.

        (B)  WITHHOLDING TAXES

In the event taxes are required to be withheld by any government on payments required hereunder, CUSTOMER may deduct such taxes from the amount owed and pay such taxes to the appropriate tax authority; provided, however, that CUSTOMER shall promptly secure and deliver to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a foreign tax credit. CUSTOMER shall make certain that any taxes withheld are minimized to the extent possible under the applicable law.

   3.8  AGREEMENTS BETWEEN CUSTOMER AND ITS SELECT CUSTOMERS

With the exception of the terms contained in this Addendum and the terms relating to the exercise of the intellectual property rights set forth in the applicable Select Software Products, the applicable License Agreement for such Select Software Products, Master Agreement and Enrollment Form, CUSTOMER shall have complete discretion to establish with each Select Customer the pricing and all other terms and conditions regarding CUSTOMER's provision of Select Software Products and their associated license rights to CUSTOMER's Select Customers. The negotiation of these terms between CUSTOMER and its Select Customers shall not be subject to approval or review by MS in any way.

   3.9  ROLE OF THE SELECT PROGRAM ADMINISTRATOR

CUSTOMER agrees to appoint a representative to serve as CUSTOMER's Select Program Administrator. CUSTOMER agrees to promptly make that individual, as well as CUSTOMER's other sales employees, available for training on the Microsoft Select Program and on the licensing policies related to such products at such times and places as MS reasonably requests. The individual appointed by CUSTOMER as its Select Program Administrator shall be an individual generally knowledgeable on MS products and in regard to Microsoft's Select Program. The Select Program Administrator shall be responsible for administering all of CUSTOMER's Select Customer billings, for general administration of CUSTOMER's Select Customers and for working with the Microsoft Select Account Manager (or local MS Contact) in regard to any problems relevant to a given Select Customer. CUSTOMER's Select Program Administrator shall be:

           -----------------------------------------------

           -----------------------------------------------

           -----------------------------------------------

           -----------------------------------------------

CUSTOMER shall provide MS with at least ten (10) days advance written notice of any change in the individual serving as its Select Program Administrator.

   3.10  ENROLLMENT OF NEW SELECT CUSTOMERS

CUSTOMER's solicitation of new customers shall be on such terms and conditions as MS specifies from time to time. MS reserves the right to accept or reject in its sole discretion any proposed customer.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 3
LARGE ACCOUNT RESELLER ADDENDUM

   3.11  CUSTOMER'S REPRESENTATIONS AND WARRANTIES

CUSTOMER hereby represents and warrants that:

    (A) It will use its best efforts to service and support its Select Customers and will promptly inform the appropriate Microsoft Select contact of any difficulties it encounters in servicing its Select Customers;

    (B) It will not alter in any way or form the Select Software Products or their packaging;

    (C) It will only deliver the Select Software Products to the Select Customer specified on the outside of the Select Software Product packaging and will only deliver CD-ROMs and program materials and information to the Select Customer named on each such CD-ROM or materials; and

    (D) It will promptly inform MS of any known or suspected violations by a Select Customer of the terms and conditions of the Master Agreement, Enrollment Form, its Select Software Products and/or the applicable License Agreement.

   3.12  CONFIDENTIALITY

CUSTOMER expressly undertakes to retain in confidence the terms and conditions of this Addendum, and the terms and conditions of all executed Select Master Agreements and Select Enrollment Forms which are made available to CUSTOMER. Should CUSTOMER disclose the terms and conditions of any executed Select Master Agreement or Select Enrollment Form, this Addendum shall immediately terminate. CUSTOMER shall guarantee and ensure its employees' compliance with this paragraph. CUSTOMER's obligations under this paragraph shall survive any termination of this Agreement and shall extend to the earlier of such time as the information is in the public domain or five (5) years following the termination of this Agreement.

4.  CUSTOMER AND MS OBLIGATIONS

   4.1  DELIVERY OF SELECT SOFTWARE PRODUCTS AND SELECT CD-ROMS

Within fifteen (15) days of MS's approval of a given Enrollment Form, MS agrees to deliver to CUSTOMER the Select Software Products identified on the Enrollment Form. Each Select Software Product delivered to CUSTOMER will be a custom package specific to the named Select Customer and will set forth the Customer's Select Agreement Number and any special conditions relevant to the named Select Customer. Select Software Products are provided in order that CUSTOMER may provide the Select Software Products and their associated license rights to the named Select Customer on such pricing and payment terms and conditions as CUSTOMER and the Select Customer agree. CUSTOMER agrees to pay MS for Select Software Products as set forth in Section 3.6 above. From time to time during the term of this Addendum, MS will provide CUSTOMER with CD-ROMs containing upgraded copies of the Select Software Products covered by a Select Customer's Select Agreement. CUSTOMER agrees to immediately deliver all CD-ROMs and any additional MS supplied program information and materials to the named Select Customer.

   4.2  RESERVATION OF RIGHTS

MS expressly reserves the right at any time during the term of this Addendum to terminate any Select Customer's status as a Select Customer in the event the Select Customer fails to comply with the terms of either the Master Agreement, the Enrollment Form or the applicable License Agreement. MS agrees to promptly notify CUSTOMER of the termination of any Select Customer to whom CUSTOMER has distributed Select Software Products. Following such a notice, CUSTOMER shall thereafter not deliver to the terminated Select Customer any additional Select Software Products, licenses, CD-ROMs or any additional program information and materials. Termination shall not, however, affect the Select Customer's obligation to file the next due order/report and MS's right to invoice CUSTOMER in regard to such order. If MS terminates a given Select Customer, CUSTOMER shall not

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 4
LARGE ACCOUNT RESELLER ADDENDUM
have any claim against MS or the Select Customer for damages or lost profits resulting from such termination. CUSTOMER shall, however, be entitled to invoice the Select Customer for copies of Select Software Products reproduced by the Select Customer as set forth in the Customer's final order, such invoice to be on the terms and conditions previously agreed to between CUSTOMER and the Select Customer.

   4.3  OBLIGATIONS ON TERMINATION

Promptly following termination of this Addendum, MS shall inform each of CUSTOMER's Select Customers that CUSTOMER is no longer a Large Account Reseller and shall request that each Select Customer appoint a new Large Account Reseller. In the event this Addendum is terminated without cause or expires of its own accord, each Select Customer shall be obligated to file its next due order/ report and to pay CUSTOMER any and all amounts due for such order as agreed to between CUSTOMER and the Select Customer. CUSTOMER shall in turn be obligated to pay to MS in accordance with the terms of this Addendum any and all amounts due MS as a result of the Select Customer's above-referenced order. Thereafter, any and all future payments by CUSTOMER's Select Customers shall be made to each Select Customer's newly designated Large Account Reseller (if any) or to MS as the case may be and CUSTOMER shall not be entitled to any portion of, or any compensation for its Select Customers' future orders and payments. In the event this Addendum is terminated for cause, MS shall be entitled to direct all of CUSTOMER's Select Customers to report/order and pay to MS or to the Select Customer's newly designated Select Large Account Reseller any and all payments due after termination. In such an event, CUSTOMER shall not under any circumstances be entitled to any portion of, or any compensation for, the Select Customers' next orders and payments or any future orders and payments.

   4.4  ESSENTIAL ELEMENT

Both CUSTOMER and MS acknowledge that this Addendum is essential to any agreement it enters into with a Select Customer. Except as is specifically provided in Section 4.3 related to CUSTOMER's right to collect any outstanding payment following termination of this Addendum, CUSTOMER's rights to acquire and/or distribute Select Software Products, Select CD-ROMs and/or any additional program information and materials, and to collect payment from its Select Customers are conditional upon this Addendum being in full force and effect. CUSTOMER acknowledges further that, if and when it is the subject of a bankruptcy filing (under any Chapter of 11 United States Code Section 101 ET SEQ. including any future amendments), then assumption of any contract with a Select Customer is conditional upon the assumption of this Addendum.

5.  SURVIVAL

Sections 3.6, 3.7, 3.12, 4.3, and 4.4 shall survive any termination of this Addendum.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 5
LARGE ACCOUNT RESELLER ADDENDUM

IN WITNESS WHEREOF, the parties have signed this Addendum on the date indicated below. This Addendum is hereby made part of the Agreement. All terms and conditions of the Agreement not supplemented herein shall remain in full force and effect. This Addendum is not binding until executed by MS.

MICROSOFT CORPORATION                         EGGHEAD SOFTWARE
("MS")                                        ("CUSTOMER")

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------
Date                                          Date

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE         PAGE 6
LARGE ACCOUNT RESELLER ADDENDUM

                                   SCHEDULE A
                                  DEFINITIONS

    "ENROLLMENT AGREEMENT" is defined as the Microsoft Select Enrollment Agreement in the form provided by MS to be signed by each Select Customer and CUSTOMER, and approved by MS.

    "ENROLLMENT FORM" is defined as the Microsoft Select Enrollment Form in the form provided by MS to be signed by each Select Customer and approved by MS.

    "LARGE ACCOUNT RESELLER" is defined as any reseller which MS has authorized to distribute licenses to Select Customers.

    "LEAD CUSTOMER" is defined as the company or entity signing a Master Agreement.

    "LEAD CUSTOMER AFFILIATE" is defined as a company or legal entity which owns and controls, is owned or controlled by, or is under common ownership and control with, the Lead Customer.

    "LICENSE AGREEMENT(S)" is defined as the license agreement attached to the Enrollment Form.

    "MASTER AGREEMENT" is defined as the Microsoft Select Master Agreement in the form provided by MS to be signed by a given Select Customer or an entity acting on behalf of the Select Customer.

    "MASTER AGREEMENT NUMBER" is defined as the number assigned by MS to a given Master Agreement

    "SELECT CUSTOMER" is defined as the Lead Customer, any Lead Customer Affiliate and /or identifiable division, business unit or office location of the foregoing identified as the Select Customer on an Enrollment Form.

    "SELECT PROGRAM ADMINISTRATOR" is defined as the individual appointed by CUSTOMER to act as CUSTOMER's primary contact with respect to the Microsoft Select Program.

    "SELECT SOFTWARE PRODUCT" is defined as the MS software as designated from time to time by Microsoft which may be reproduced pursuant to an Enrollment Form.

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE A1
LARGE ACCOUNT RESELLER ADDENDUM

                                   SCHEDULE B
                         CUSTOMER SELECT PRICE SCHEDULE

MICROSOFT 1995/1996 CHANNEL AGREEMENT            EGGHEAD SOFTWARE        PAGE B1
LARGE ACCOUNT RESELLER ADDENDUM

                             AMENDMENT NO. 1 TO THE
                     LARGE ACCOUNT RESELLER ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT

This Amendment No. 1 ("Amendment"), dated this first day of January, 1996, amends that certain Large Account Reseller Addendum to The Microsoft 1995/1996 Channel Agreement ("Addendum") dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and DJ&J SOFTWARE CORPORATION d/b/a EGGHEAD ("CUSTOMER") having its principal place of business at 22705 East Mission, Liberty Lake, WA 99019. The Addendum is hereby amended as follows:

2.  TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of January 1, 1996, and shall expire June 30, 1996."

SCHEDULE B

Schedule B is replaced in its entirety with the attached Schedule C.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                     AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS")                  DJ&J SOFTWARE CORPORATION
                                              D/B/A EGGHEAD ("CUSTOMER")

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------
Date                                          Date

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

                                   SCHEDULE C
                              JANUARY - JUNE, 1996
                               REBATE GUIDELINES
                         SELECT REBATE PROGRAM OVERVIEW

PROGRAMS:   Microsoft offers four Select rebate programs for the January - June,
1996 Rebate period:

                                                                            MAXIMUM PERCENTAGE
                            REBATE INCENTIVE                                     AVAILABLE
- - -------------------------------------------------------------------------  ---------------------
Compliance Program                                                                   [ * ]
Maintenance Sales-out Program                                                        [ * ]
Enterprise Sales-out Program                                                         [ * ]
Business Systems Sales-out Program                                                   [ * ]
                                                                                     -----
TOTAL                                                                                [ * ]
                                                                                     -----
                                                                                     -----

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. May 15th for the January - March, 1996 quarter). Any such Rebate paid shall be credited against CUSTOMER's account balance. In the event CUSTOMER's account balance is less than the total Rebate payment, MS may, at its sole discretion, elect to pay the Rebate in the form of a check. In no case shall CUSTOMER deduct from invoice any Rebate payment due from MS prior to the issue of the purchase credit or check. Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Select Sales for the rebate period. All Microsoft Select revenue will be included in calculating CUSTOMER's performance against the Select Rebate goals. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Select Rebate goals, but shall not be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment. Only revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994 (excluding any Microsoft Select Maintenance) will be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment.

ANY ISSUES SURROUNDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, MARKETING MANAGER, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment.

                           COMPLIANCE REBATE PROGRAM

PROGRAM  OBJECTIVES:   The  objective  of the  Compliance  Rebate Program  is to
provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, and EDI ordering for Select 3.0.

NON-COMPLIANCE: During any given month, failure to comply with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

1.  MICROSOFT PAYMENT REQUIREMENTS

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, 85% of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Unapplied credits will be excluded from the calculation.

 * CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO THE LARGE ACCOUNT                                     PAGE C2
RESELLER REBATE ADDENDUM TO THE MICROSOFT
1995/1996 CHANNEL AGREEMENT

2.  MICROSOFT STREET DATE REQUIREMENTS

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

    - Ship or deliver the product to any end-user customer prior to the Street Date.

    - Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.

    - Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announcement date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.

    - Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter, CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.  MICROSOFT REPORTING REQUIREMENTS

CUSTOMER must comply with the reporting requirements as outlined in CUSTOMER's then current 1995/1996 Channel Agreement and/or Senior Partner Marketing Fund and Reporting Agreement, as applicable. Should MS elect to modify the EDI Guidelines at anytime other than the beginning of each semester, CUSTOMER shall have no less than thirty (30) days to comply with such changes.

4.  MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions include, but are not limited to 850/855 EDI transactions and all other EDI reporting requirements which may be required by MS and in the EDI Implementation Guide provided by MS from time to time. Should MS elect to modify the EDI Guidelines at any time other than the beginning of each semester, CUSTOMER shall have no less than thirty (30) days to comply with such changes. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

AMENDMENT NO. 1 TO THE LARGE ACCOUNT                                     PAGE C3
RESELLER REBATE ADDENDUM TO THE MICROSOFT
1995/1996 CHANNEL AGREEMENT

5.  SELECT CERTIFICATION PROGRAM

CUSTOMER shall participate in and obtain certification in the Microsoft Select Certification Program for no less than two (2) CUSTOMER Select administration contacts by June 30, 1996.

COMPLIANCE REBATE CALCULATION: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria in a given month, CUSTOMER will be entitled to a Rebate payment equal to one percent (1%) of that month's total Qualified Select Sales. The rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

                           SALES-OUT REBATE PROGRAMS

REBATE GOALS: CUSTOMER has first quarter sales-out goals and total semester sales-out goals. CUSTOMER's performance for the first three months of the January - June, 1996, semester will be measured against the first quarter sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebates earned based on performance against the first quarter goals. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goals. Even if CUSTOMER does not meet 100% of the first quarter goals, CUSTOMER can still achieve 100% of the semester goals provided that the semester goals are met at the end of the six-month period.

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net product units sold through CUSTOMER's outlet locations. For the Business Systems sales-out goal, CUSTOMERs full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. For the Maintenance and Enterprises sales-out goals, only the appropriate Select license will be measured. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out rebate performance.

Any Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as MS recognizes the revenue. This occurs when MS has received the customer's license reporting. Following receipt of reporting, MS bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid sales-out rebates based on performance against the semester goals. If CUSTOMER achieves greater than sixty percent (60%) of each semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of any sales-out rebate goal, CUSTOMER will not receive any portion of that sales-out rebate.

Although MS pays the sales-out rebate ultimately based on performance against the semester sales-out goal, MS also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. MS pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

AMENDMENT NO. 1 TO THE LARGE ACCOUNT                                     PAGE C4
RESELLER REBATE ADDENDUM TO THE MICROSOFT
1995/1996 CHANNEL AGREEMENT

EXAMPLE: IF CUSTOMER HAS A QUARTERLY BUSINESS SYSTEMS SALES OUT GOAL OF $1,000,000 AND A TOTAL SEMESTER BUSINESS SYSTEMS GOAL $2,500,000, AND CUSTOMER SELLS $800,000 OVER THE FIRST QUARTER PERIOD AND $2,600,000 OVER THE ENTIRE SEMESTER PERIOD, CUSTOMER WILL RECEIVE THE FOLLOWING REBATE PAYMENTS:

                                 SELL-THROUGH
     PERIOD           GOAL         ACHIEVED                             PAYMENT
- - ----------------  -------------  -------------  -------------------------------------------------------
First Quarter     $   1,000,000  $     800,000  80% of [ * ] eligible rebate = [ * ] of January - June sales.
Semester          $   2,500,000  $   2,600,000  104% of [ * ] eligible rebate = [ * ] of January - June sales less first quarter payment. The maximum allowable
                                                rebate is [ * ].

                  SELECT MAINTENANCE SALES-OUT REBATE PROGRAM

REBATE PERCENTAGES:   The total  possible rebate percentage  achievable for  the
Maintenance Sales-out Rebate Program is [ * ] of Qualified Sales for the January
- - -June, 1996 muster.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (January - March, 1996): [   *   ]

    - Semester Goal (January - June, 1996): [   *   ]

                      ENTERPRISE SALES-OUT REBATE PROGRAM

REBATE  PERCENTAGES:   The total possible  rebate percentage  achievable for the
Enterprise Sales-out Rebate Program is [ * ] of Qualified Sales for the  January
- - -June, 1996 semester.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (January - March, 1996): [   *   ]

    - Semester Goal (January - June, 1996): [   *   ]

                   BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM

REBATE  PERCENTAGES:   The total possible  rebate percentage  achievable for the
Business Systems Sales-out Rebate Program is [ * ] of Qualified Sales for the January - June, 1996 semester.

REBATE GOALS: CUSTOMER must meet a minimum Microsoft-Registered Trademark-BackOffice client license unit sales goal in order to receive any portion of the Business Systems rebate. Provided that CUSTOMER meets the client license unit sales goal, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal.

CUSTOMER's Microsoft-Registered Trademark- BackOffice unit sales goals are as follows:

    - Quarter 1 Goal (January - March, 1996): [ * ]

    - Semester Goal (January - June, 1996): [ * ]

CUSTOMER's Business Systems Sales-out Rebate Program goals are as follows:

    - Quarter 1 Goal (January - March, 1996): [   *   ]

    - Semester Goal (January - June, 1996): [    *    ]

 * CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO THE LARGE ACCOUNT                                     PAGE C5
RESELLER REBATE ADDENDUM TO THE MICROSOFT
1995/1996 CHANNEL AGREEMENT

                             LARGE ACCOUNT RESELLER
                             REBATE ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT
                            (JULY - DECEMBER, 1995)

This Addendum ("Addendum") entered into as of the 1st day of July, 1995, supplements that certain Microsoft 1995/1996 Channel Agreement ("Agreement") between MICR0SOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and EGGHEAD SOFTWARE ("CUSTOMER") having its principal place of business at 22011 SE 51st Street, Issaquah, WA 98027. The Agreement is hereby supplemented as follows:

1.  PURPOSE

The purpose of this Addendum is to set forth the framework by which CUSTOMER may earn Rebates on Microsoft Select sales.

2.  TERM AND TERMINATION

This Addendum shall be effective as of the date indicated above, and shall expire December 31, 1995. Either party may terminate this Addendum, with or without cause, upon thirty (30) days prior written notice. This Addendum is not valid unless both MS and CUSTOMER have executed a Microsoft 1995/1996 Channel Agreement and the Addendum to the Microsoft 1995/1996 Channel Agreement (Appointment As A Large Account Reseller).

3.  DEFINITIONS

For purposes of this Addendum, capitalized terms not otherwise defined herein, shall have the same definitions as set forth in the Agreement. Additional capitalized terms included in this Addendum are as defined in Schedule A attached hereto.

4.  REBATES

CUSTOMER is eligible to receive up to a [ * ] percent [ * ] Rebate on its Qualified Select Sales made during the Rebate Period. The Rebate shall be paid provided CUSTOMER complies with the Select Rebate Program Guidelines outlined in Schedule B. Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines.

IN WITNESS WHEREOF, the parties have signed this Addendum on the date indicated below. This Addendum is hereby made part of the Agreement. All terms and conditions of the Agreement not supplemented herein shall remain in full force and effect. This Addendum is not binding until executed by MS.

AGREED AND ACCEPTED BY                        AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION                         EGGHEAD SOFTWARE
("MS")                                        ("CUSTOMER")

By:                                           By:
- - ---------------------------------------       ---------------------------------------
- - -------------------------------------------   -------------------------------------------
Name (please print)                           Name (please print)
- - -------------------------------------------   -------------------------------------------
Title                                         Title
- - -------------------------------------------   -------------------------------------------
Date                                          Date

 * CONFIDENTIAL TREATMENT REQUESTED

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

                                   SCHEDULE A
                                  DEFINITIONS

    "ELECTRONIC DATA INTERCHANGE" OR "EDI" is defined as the ANSI-ASCII X.12 standard, adopted by CompTIA, by which CUSTOMER shall order and report to MS.

    "QUALIFIED SELECT SALES" is defined as net Select sales excluding the Select Maintenance revenue of all Enrollment Agreements signed prior to July 1, 1995, and all revenue from Enrollment Agreements signed prior to July 1, 1994, made during the Rebate Period, to CUSTOMER's End User customers as reported to MS in CUSTOMER's normal sales reporting.

    "REBATE" is defined as the dollar amount paid to CUSTOMER by MS in the form of a purchase credit for achieving specific rebate goals as set forth herein.

    "REBATE PERIOD" is defined as the six (6) calendar months, July 1, 1995 - December 31, 1995, during which CUSTOMER shall be eligible to earn Rebates.

    "STREET DATE" is defined as the date prior to which new Product or new versions of existing Product shall not be available for End User purchase.

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A1
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995

                                   SCHEDULE B
                           REBATE PROGRAM GUIDELINES
                         SELECT REBATE PROGRAM OVERVIEW

PROGRAMS: Microsoft offers four Select rebate programs for the July - December, 1995 Rebate period. Rebate percentages available are listed in the table below. Details on each program are also included in this document.

                                                              MAXIMUM PERCENTAGE    OUTLINED ON
                     REBATE INCENTIVE                              AVAILABLE          PAGE(S)
- - -----------------------------------------------------------  ---------------------  -----------
Compliance Program                                                     [ * ]           B1 - B2
Business Systems Program                                               [ * ]           B2 - B4
Maintenance Program                                                    [ * ]           B4 - B5
Enterprise (MELP) Program                                              [ * ]           B5 - B6
                                                                       -----
TOTAL                                                                  [ * ]
                                                                       -----
                                                                       -----

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. November 15th for the July - September, 1995 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Select Sales for the rebate period. All Microsoft Select revenue will be included in calculating CUSTOMER's performance against the Select Rebate goals. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Select Rebate goals, but shall not be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment. Only revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994 (excluding any Microsoft Select Maintenance) will be included in
CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment.

ANY ISSUES SURROUNDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, REBATE SPECIALIST, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment.

                           COMPLIANCE REBATE PROGRAM

PROGRAM OBJECTIVES:   The  objective  of the  Compliance  Rebate Program  is  to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, and EDI ordering for Select 3.0.

NON-COMPLIANCE:   During any given  month, failure to comply  with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

1.  MICROSOFT PAYMENT REQUIREMENTS:

Microsoft requires it's customers to pay it's invoices within terms. In order to maintain compliance, 85% of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Unapplied credits will be excluded from the calculation.

2.  MICROSOFT STREET DATE REQUIREMENTS:

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

    - Ship or deliver the product to any end-user customer prior to the Street Date.

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A2
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995

    - Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.

    - Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.

    - Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter (including, but not limited to Microsoft-Registered Trademark- Windows-Registered Trademark- 95), CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.  MICROSOFT REPORTING REQUIREMENTS

CUSTOMER must comply with the reporting requirements as outlined in the 1995/1996 Channel Agreement and/or the Senior Partner Marketing Fund and Reporting Agreement. as applicable.

4.  MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions include, but are not limited to 850/855 EDI transactions and all other EDI reporting requirements which may be required by MS and in the EDI Implementation Guide attached hereto as Schedule C. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

COMPLIANCE REBATE CALCULATION: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria in a given month, CUSTOMER will be entitled to a Rebate payment equal to one percent (1%) of that month's total Qualified Select Sales. The rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

                        BUSINESS SYSTEMS REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Business Systems Rebate Program is to increase the Microsoft Business Systems revenue as well as to increase the ratio of Microsoft Windows NT Client licenses to Server license sales. The Microsoft Business Systems products consist of any license

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A3
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995
type of the following products: MICROSOFT-REGISTERED TRADEMARK- BACKOFFICE, MICROSOFT-REGISTERED TRADEMARK- MAIL, MICROSOFT-REGISTERED TRADEMARK- EXCHANGE, MICROSOFT-REGISTERED TRADEMARK- SNA SERVER, MICROSOFT-REGISTERED TRADEMARK- SQL SERVER-TM-, MICROSOFT-REGISTERED TRADEMARK- SYSTEMS MANAGEMENT SERVER, MICROSOFT-REGISTERED TRADEMARK- WINDOWS NT-TM- SERVER, AND
MICROSOFT-REGISTERED TRADEMARK- WINDOWS NT-TM- WORKSTATION.

REBATE PERCENTAGES:   The total  possible rebate percentage  achievable for  the
Business  Systems Rebate Program is [ * ] of Qualified Select Sales for the July
- - -December, 1995 semester.

GOAL DEFINITIONS:  The program goals are based upon the following:

    - Existing Microsoft Business Systems revenue.

    - Microsoft's Business Systems revenue goals.

    - Microsoft's Windows NT Client to Server Ratio goals.

REBATE GOALS: CUSTOMER must meet a minimum Windows NT Client to Server Ratio of [ * ] in order to receive any portion of the Business Systems rebate. Performance against the Client to Server goal will be measured against all license types of Microsoft Windows NT including full packaged product, MLPs, MOLP, and Select license types. Provided that CUSTOMER meets the [ * ] Client to Server Ratio, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal. CUSTOMER's performance against the revenue goal will also be based on all license types.

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100% of the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Business Systems Rebate Program goals are as follows:

    - Minimum Windows NT Client to Server Ratio of [ * ]

    - Quarter 1 Goal (July - September, 1995): [   *   ]

    - Semester Goal (July - December, 1995): [    *    ]

PAYMENT: As stated earlier, CUSTOMER must attain a [ * ] Client to Server ratio of Microsoft Windows NT in order to receive any portion of the Business Systems Rebate. Provided CUSTOMER meets the Client to Server Ratio requirement, CUSTOMER will be paid a Business Systems rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than sixty percent (60%) of the semester Business Systems revenue goal, and attains a minimum of [ * ] Windows NT Client to Server ratio CUSTOMER will receive the exact achieved percentage of the eligible Business Systems rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of the Business Systems revenue goal, CUSTOMER will not receive any portion of the Business Systems rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Business Systems goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft also pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter as an incentive for CUSTOMER to focus on the Business Systems rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A4
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995
payment amount will be subtracted from the final semester payment for the rebate. Should CUSTOMER fail to meet the minimum attainment for the final semester goal, MS will not seek reimbursement for Rebate paid. Please note:
Although performance against the Business Systems Rebate is based on all Select, and non-Select Business Systems revenue, payment will be based on Select revenue only.

EXAMPLE:

    GOALS:

    - QUARTERLY BUSINESS SYSTEMS REVENUE GOAL OF $1,000,000

    - SEMESTER BUSINESS SYSTEMS REVENUE GOAL OF $2,500,000

    - MINIMUM WINDOWS NT CLIENT TO SERVER RATIO OF 10:1

    PERFORMANCE:

    - WINDOWS NT CLIENT TO SERVER RATIO OF 11:1

    - ACTUAL QUARTER BUSINESS SYSTEMS REVENUE IS $800,000

    - ACTUAL SEMESTER BUSINESS SYSTEMS REVENUE IS $2,600,000

BECAUSE CUSTOMER ATTAINED THE MINIMUM WINDOWS NT CLIENT TO SERVER RATIO OF [ * ], CUSTOMER'S BUSINESS SYSTEMS REBATE PAYMENT WOULD BE AS FOLLOWS:

                                 SELL THROUGH
     PERIOD           GOAL         ACHIEVED                             PAYMENT
- - ----------------  -------------  -------------  -------------------------------------------------------
First Quarter     $   1,000,000  $     800,000  80% of [ * ] eligible rebate = [ * ] of July -
                                                September Select Sales.
Semester          $   2,500,000  $   2,600,000  104% of [ * ] eligible rebate = [ * ] of July -
                                                December Select Sales less first quarter payment. The
                                                maximum allowable Business Systems rebate is [ * ].

                           MAINTENANCE REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Maintenance Rebate Program is to increase the Microsoft Maintenance revenue percentage of total Select revenue.

REBATE PERCENTAGES:   The total  possible rebate percentage  achievable for  the
Maintenance Rebate Program is [ * ] of Qualified Select Sales for the July - December, 1995 semester.

GOAL DEFINITIONS:  The program goals are based upon the following:

    - Existing Maintenance revenue percentage of total Select revenue.

    - Microsoft's Maintenance revenue goals.

REBATE GOALS: CUSTOMER's achievement against the Maintenance goal will be based on CUSTOMER's Select Maintenance revenue percentage of CUSTOMER's total Select revenue.

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate based on performance against the first quarter goal. At the end of the semester,

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A5
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995

CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100% of the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Maintenance Rebate Program goals are as follows:

    - Quarter 1 Goal (July - September, 1995): [ * ]

    - Semester Goal (July - December, 1995): [ * ]

PAYMENT: CUSTOMER will be paid a Maintenance rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than eighty percent (80%) of the semester Maintenance rebate goal, CUSTOMER will receive the exact achieved percentage of the eligible Maintenance rebate up to one hundred percent (100%). If CUSTOMER achieves less than eighty percent (80%) of the Maintenance rebate goal, CUSTOMER will not receive any portion of the Maintenance rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Maintenance goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter as an incentive for CUSTOMER to focus on the Maintenance rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester rebate payment. However, if CUSTOMER does not meet the minimum attainment for the semester goal, Microsoft will not seek reimbursement of the first quarter rebate payment.

EXAMPLE:

    GOALS:

    - QUARTERLY MAINTENANCE GOAL OF 25% OF TOTAL SELECT REVENUE

    - SEMESTER MAINTENANCE GOAL OF 25% OF TOTAL SELECT REVENUE

    PERFORMANCE:

    - ACTUAL MAINTENANCE REVENUE IS 23% OF TOTAL SELECT REVENUE AT THE END OF THE QUARTER

    - ACTUAL MAINTENANCE REVENUE IS 27% OF SELECT REVENUE AT THE END OF THE SEMESTER

CUSTOMER'S MAINTENANCE REBATE PAYMENT WOULD BE AS FOLLOWS:

                              PERCENTAGE
     PERIOD         GOAL       ACHIEVED                                  PAYMENT
- - ----------------  ---------  -------------  ------------------------------------------------------------------
First Quarter           25%          23%    92% of [ * ] eligible rebate = [ * ] of July - September Select
                                            Sales.
Semester                25%          27%    108% of [ * ] eligible rebate = [ * ] of July - December Select
                                            Sales less first quarter payment. The maximum allowable
                                            Maintenance rebate is [ * ].

                           ENTERPRISE REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Enterprise Rebate Program is to increase the Microsoft Enterprise revenue percentage of total Select revenue.

REBATE  PERCENTAGES:   The total possible  rebate percentage  achievable for the
Enterprise Rebate Program is [ * ] of Qualified Select Sales for the July - December, 1995 semester.

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A6
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995

GOAL DEFINITIONS:  The program goals are based upon the following:

    - Existing Enterprise revenue percentage of total Select revenue.

    - Microsoft's Enterprise revenue goals.

REBATE GOALS: CUSTOMER's achievement against the Enterprise goal will be based on CUSTOMER's Enterprise revenue percentage of CUSTOMER's total Select revenue.

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100% of the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Enterprise Rebate Program goals are as follows:

    - Quarter 1 Goal (July - September, 1995): [ * ].

    - Semester Goal (July - December, 1995): [ * ]

PAYMENT: CUSTOMER will be paid a Enterprise rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than eighty percent (80%) of the semester Enterprise rebate goal, CUSTOMER will receive the exact achieved percentage of the eligible Enterprise rebate up to one hundred percent (100%). If CUSTOMER achieves less than eighty percent (80%) of the Enterprise rebate goal, CUSTOMER will not receive any portion of the Enterprise rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Enterprise goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft also pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter as an incentive for CUSTOMER to focus on the Enterprise rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester rebate payment. However, if CUSTOMER does not meet the minimum attainment for the semester goal, Microsoft will not seek reimbursement of the first quarter rebate payment.

EXAMPLE:

    GOALS:

    - QUARTERLY ENTERPRISE GOAL OF [ * ] OF TOTAL SELECT REVENUE

    - SEMESTER ENTERPRISE GOAL OF [ * ] OF TOTAL SELECT REVENUE

    PERFORMANCE:

    - ACTUAL ENTERPRISE REVENUE IS [ * ] OF TOTAL SELECT REVENUE AT THE END OF THE QUARTER

    - ACTUAL ENTERPRISE REVENUE IS [ * ] OF SELECT REVENUE AT THE END OF THE SEMESTER

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A7
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995

CUSTOMER'S ENTERPRISE REBATE PAYMENT WOULD BE AS FOLLOWS:

                              PERCENTAGE
     PERIOD         GOAL       ACHIEVED                                  PAYMENT
- - ----------------  ---------  -------------  ------------------------------------------------------------------
First Quarter           35%          36%    103% of [ * ] eligible rebate = [ * ] of July - September Select
                                            Sales.
Semester                35%          27%    77% of [ * ] eligible rebate does not qualify for any portion of the Business Systems rebate. However the first quarter payment will not be affected and Microsoft will not ask for reimbursement.

 * CONFIDENTIAL TREATMENT REQUESTED

MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE A8
LARGE ACCOUNT RESELLER REBATE ADDENDUM
JULY - DECEMBER, 1995